UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21825

AARP FUNDS

(Exact name of registrant as specified in charter)

650 F Street, NW

Washington, DC 20004-1604

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Jeff Gaboury AARP Financial Incorporated Two Highwood Drive, Suite 202 Tewksbury, MA 01876	Gary O. Cohen, Esq. Jorden Burt LLP 1025 Thomas Jefferson Street, NW Suite 400 East Washington, DC 20007-5208

Registrant’s telephone number, including area code: (202) 434-3650

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Item 1.	Report to Shareholders

Letter to Shareholders

Market Commentary

Annual Report

June 30, 2010

AARP Aggressive Fund (AAGSX)

AARP Moderate Fund (AAMDX)

AARP Conservative Fund (AACNX)

AARP Income Fund (AANCX)

AARP Money Market Fund (AARXX)

A Letter to Shareholders

A LETTER TO SHAREHOLDERS
Richard M. Hisey President, AARP Funds

Dear Fellow Shareholders,

As you know, the AARP Funds are being liquidated on or around October 1, 2010, and I’d like to take this opportunity to thank you for your on-going support and for your investment in the AARP Funds.* Together, we have weathered some of the most difficult and volatile markets in recent memory. The AARP Aggressive Fund, the AARP Moderate Fund and the AARP Conservative Fund have consistently earned Morningstar’s 4 and 5 Star ratings since they became eligible on 12/31/2008 and for the period ending 06/30/10. Please note: it is expected that in September as the Funds are liquidated, significant deviation from benchmarks can be expected.

The AARP Conservative Fund ranked 20th out of 555 funds in Morningstar’s Conservative Allocation Category for the three year period ending 06/30/10 and overall. The AARP Moderate Fund ranked 60th out of 963 funds in Morningstar’s Moderate Allocation Category for the three year period ending 06/30/10 and overall. The AARP Aggressive Fund ranked 75th out of 1810 funds in Morningstar’s Large-Blend Category for the three year period ending 06/30/10 and overall. Morningstar Ratings are based on risk adjusted performance. Past performance cannot guarantee future results.

It is our goal now to assist you as much as possible as you transfer out of the AARP Funds and consider appropriate investments for your long-term financial goals. Our staff stands ready, willing and able to assist you. So if you haven’t already spoken to one of our highly trained and experienced Financial Advisors, we encourage you to give them a call at 1-888-242-8412 between 8 a.m. and 6 p.m. Eastern Time, Monday through Friday.

Thank you again for investing in AARP Funds and for remaining invested through this challenging period. We promise to work with you through this transition and to do whatever we can to help you continue on your path toward financial security.

Sincerely,

Richard M. Hisey

President, AARP Funds

* At a meeting on July 13, 2010, the Board of Trustees of the AARP Funds approved, in principle, the liquidation, dissolution and termination (“liquidation”) of the AARP Funds. Shareholders of the AARP Funds will receive checks for the value of the shares they hold on the date of liquidation, which is expected to be on or about October 1, 2010. Shareholders have the right to redeem shares of the AARP Funds prior to the liquidation date. The Board of Trustees of the AARP Portfolios in which some of the AARP Funds invest also approved the liquidation of the AARP Portfolios at the meeting held on July 13, 2010. Subsequently, on July 20, 2010, the Board of Trustees of the AARP Funds and of the AARP Portfolios approved a Plan of Liquidation, Dissolution and Termination (“Plan”) for the AARP Funds and the AARP Portfolios (each, a “Trust,” and together the “Trusts”). Shareholder approval of the liquidations is not required.

NOT PART OF THE ANNUAL REPORT

A Letter to Shareholders

Effective at the close of business on July 20, 2010, the AARP Funds were closed to new shareholders, and no longer accept orders from existing shareholders to purchase additional shares (including automatic investment programs). However, exchanges into the AARP Money Market Fund will be permitted up to the liquidation date. In addition, the AARP Funds’ dividend payment schedule may be adjusted.

The Plans provide for the liquidation of the assets of the respective Trusts and the distribution to the shareholders of the respective Trusts of all of the proceeds of the liquidation. Shareholders will receive cash for their shares in the AARP Funds. While the AARP Funds (and the AARP Portfolios) will likely maintain higher cash positions to meet anticipated redemption requests, to the extent reasonably practical, the AARP Funds (and the AARP Portfolios) are expected to continue to be managed according to their investment objectives until the liquidation date. By October 1, 2010, assets of the AARP Portfolios are expected to be transitioned into cash. As a result, as of that date the AARP Portfolios (and the AARP Funds) will no longer be pursuing their investment objectives or engaging in any business activities except for the purpose of winding up their business affairs and distributing their remaining cash assets to the AARP Funds for distribution, in turn, to shareholders of the AARP Funds. Shareholders remaining in the AARP Funds prior to or on the date of liquidation may indirectly bear increased transaction fees incurred in connection with the disposition of assets by the AARP Portfolios. However, AARP is a significant investor in each of the AARP Portfolios and has committed to remain invested in the AARP Portfolios until the liquidation date. Moreover, AARP Financial Inc., the investment adviser of AARP Funds and AARP Portfolios, has committed to keep the current expense limitation agreements in place through the date of liquidation.

Prior to liquidation of each Trust, the Trust will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income, if any, and net realized capital gains, if any, for the current taxable year through the liquidation date. The payment date for these special dividends is September 28, 2010, based on records as of the close of business on September 24, 2010.

The liquidation will not result in income tax liability for either Trust. Distribution of cash liquidation proceeds to shareholders of the AARP Funds may result in a taxable event for shareholders depending on their individual circumstances. Shareholders should consult with their own tax advisers about any tax liability resulting from the receipt of liquidation proceeds.

Past performance cannot guarantee future results. The Overall Morningstar Rating is derived from a weighted average of the fund’s performance figures for three year Morningstar rating metrics. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The top 10% of the funds in an investment category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

2009 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

This Shareholder Report must be preceded or accompanied by the AARP Funds prospectus for individuals who are not current AARP Funds shareholders. An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get an additional prospectus containing this and other information, please call 1-888-242-8412. Read the prospectus carefully before you invest.

NOT PART OF THE ANNUAL REPORT

A Letter to Shareholders

While AARP has licensed the use of its name to AARP Funds and endorses the services provided by AARP Financial Inc., AARP does not offer financial products or services itself, and it cannot recommend that you or any specific individual should purchase any particular product or service. AARP Financial Inc. is an investment adviser and a subsidiary of AARP.

The AARP Financial Inc, Financial Advisors are registered as representatives of ALPS Distributors, Inc., a registered broker-dealer, and as investment adviser representatives of AARP Financial Inc an investment adviser.

AARP Financial Inc. offers investment advisory services and is not affiliated with ALPS Distributors, Inc.

AARP Funds are advised by AARP Financial Inc. and distributed by ALPS Distributors, Inc.

NOT PART OF THE ANNUAL REPORT

AARP FUNDS

…

Annual Report

June 30, 2010

…

KEEPING YOU INFORMED

This shareholder report for the AARP Funds represents our commitment to providing communications that are clear, concise and informative. One of our highest priorities at AARP Funds is to help you make sense of investment information that is often complex. We hope you find it helpful in evaluating your investment with us.

EXPERTISE AND GUIDANCE

WHEN YOU NEED IT

AARP Financial’s Financial Advisors are ready to help you determine if you are on track financially for retirement and to answer specific questions about AARP Funds. They work on salary, not commission, and are there to help you focus on your goals, take decisive action and feel comfortable with your decisions. Financial Advisors are FINRA registered representatives through ALPS Distributors, Inc., and are employed by AARP Financial.

AARP FUNDS 2010 ANNUAL REPORT	1

This Shareholder Report must be preceded or accompanied by the AARP Funds prospectus for individuals who are not current AARP Funds shareholders. An investor should consider the investment objectives, risks, charges and expenses of AARP Funds carefully before investing. To get an additional prospectus containing this and other information, please call 1-800-958-6457. Read the prospectus carefully before you invest.

While AARP has licensed the use of its name to AARP Funds and endorses the services provided by AARP Financial Inc., AARP cannot recommend that you or any specific individual should purchase shares of a particular fund. AARP is not a registered investment adviser or broker/dealer.

AARP Funds are distributed by ALPS Distributors, Inc.

AARP Financial Inc. is not affiliated with ALPS Distributors, Inc.

2	AARP FUNDS 2010 ANNUAL REPORT	AARP Funds Overview

AARP Funds Overview

Each of the AARP Funds (except for the AARP Money Market Fund) are “fund-of-funds” because they invest substantially all of their assets in two or more of the underlying AARP Portfolios (the “AARP Portfolios”), which are separate registered investment companies.

In the fund of funds structure, each fund (except for the AARP Money Market Fund) invests its assets in a mix of asset classes. The AARP Income Fund, in addition to its investment in the U.S. Bond Market Portfolio, also invests a portion of its assets in the State Street Money Market Portfolio (the “State Street Portfolio”), a series of a separate registered investment company called the State Street Master Funds, and the SPDR Barclays Capital High Yield Bond exchange traded fund.

The AARP Money Market Fund is a feeder fund, buying shares of the master fund to the State Street Portfolio. This is called a “master-feeder” structure because it allows different feeder funds to pool their assets in an underlying master fund to seek economies of scale.

Effective January 1, 2009, the allocations of each AARP Fund among the underlying portfolios are as follows:

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund
Investment Objective	Seeks growth of capital and some current income	Seeks a balance of growth of capital and current income	Seeks primarily current income, with some growth of capital	Seeks current income and preservation of capital over the long term	Seeks to maximize current income, while providing for liquidity, the preservation of capital, and a stable $1.00 per share price
U.S. Stock Market Portfolio	60%	40%	22.5%	–	–
U.S. Bond Market Portfolio	20%	45%	70%	95%	–
International Stock Market Portfolio	20%	15%	7.5%	–	–
State Street Portfolio	–	–	–	2.5%	100%
SPDR Barclays Capital High Yield Bond ETF	–	–	–	2.5%	–

Source: AARP Funds

On January 1, 2009, the allocations of the Conservative, Moderate and Aggressive Funds among the underlying Portfolios were changed to increase the Funds’ exposure to equities by 5 percentage points.

AARP Funds Overview	AARP FUNDS 2010 ANNUAL REPORT	3

AARP Portfolios Top 10 Holdings as a percentage of net assets at June 30, 2010

U.S. Stock Market Portfolio		U.S. Bond Market Portfolio		International Stock Market Portfolio

Exxon Mobil Corp.	2.5%	FNMA, 4.500%, 5/1/2039	1.1%	Nestle SA	1.3%
Apple Computer, Inc.	1.9%	U.S. Treasury Notes, 3.125%, 10/31/2016	0.7%	HSBC Holdings PLC	1.2%
Microsoft Corp.	1.5%	U.S. Treasury Notes, 2.625%, 2/29/2016	0.7%	Vodafone Group PLC	0.8%
Procter & Gamble Co.	1.5%	U.S. Treasury Notes, 4.500%, 4/30/2012	0.7%	BHP Billiton Ltd.	0.8%
Johnson & Johnson	1.4%	FNMA, 4.500%, 1/1/2025	0.7%	Novartis AG	0.8%
International Business Machines Corp.	1.4%	GNMA, 5.000%, 2/15/2040	0.6%	Roche Holdings AG	0.7%
General Electric Co.	1.3%	U.S. Treasury Notes, 3.750%, 11/15/18	0.6%	Total SA	0.7%
JPMorgan Chase & Co.	1.2%	U.S. Treasury Notes, 3.625%, 8/15/2019	0.6%	Toyota Motor Corp.	0.7%
Bank of America Corp.	1.2%	FHLMC, 2.125%, 3/23/2012	0.6%	Royal Dutch Shell PLC	0.7%
AT&T, Inc.	1.2%	FHLMC, 4.500%, 2/1/2040	0.6%	BP PLC	0.7%
Total	15.1%	Total	6.9%	Total	8.4%

4	AARP FUNDS 2010 ANNUAL REPORT	How the Funds Performed

How the Funds Performed as of June 30, 2010

Average annual returns	1 Year	3 Years	Since inception[4]
AARP Aggressive Fund	12.99%	-5.32%	0.49%
Aggressive Composite Index[5]	13.94%	-4.50%	1.42%
MSCI U.S. Investable Market 2500 Index®[1]	15.92%	-9.17%	-1.53%
AARP Moderate Fund	11.80%	-0.91%	2.52%
Moderate Composite Index[5]	12.83%	-0.09%	3.39%
MSCI U.S. Investable Market 2500 Index®[1]	15.92%	-9.17%	-1.53%
Barclays Capital Aggregate Bond Index®[1]	9.50%	7.55%	6.20%
AARP Conservative Fund	10.60%	3.35%	4.34%
Conservative Composite Index[5]	11.53%	3.97%	5.00%
MSCI U.S. Investable Market 2500 Index®[1]	15.92%	-9.17%	-1.53%
Barclays Capital Aggregate Bond Index®[1]	9.50%	7.55%	6.20%
AARP Income Fund	8.95%	7.04%	6.09%	[2]
Income Composite Index	9.67%	7.47%	6.59%	[2]
Barclays Capital Aggregate Bond Index®[1]	9.50%	7.55%	5.52%	[2]
J.P. Morgan 1-Month LIBOR	0.26%	2.11%	2.90%	[2]
AARP Money Market Fund	0.05%	1.81%	2.63%	[3]
J.P. Morgan 1-Month LIBOR	0.26%	2.11%	2.95%	[3]
AARP Money Market Fund 7-Day Effective Yield	0.03%

[1]  The MSCI U.S. Investable Market 2500 Index and the Barclays Capital Aggregate Bond Index serve as broad measures of the U.S equity and taxable bond markets, respectively. Since the Funds invest in differing combinations of these and other markets, Composite Indexes have been constructed utilizing the proportionate weightings of the indexes for each market. These Composite Indexes provide a particularly useful benchmark to measure the performance of the Funds. For more detailed information regarding the Composite Indexes, please see A Word about Benchmarks that follows.

[2]   For the period from September 29, 2006 (commencement of operations) to June 30, 2010.

[3]   For the period from July 1, 2006 (commencement of operations) to June 30, 2010.

[4]   The inception date for the Aggressive, Moderate and Conservative Funds was December 30, 2005.

[5]   The weightings of these composite indexes were changed to reflect the January 1, 2009 weighting changes for the Conservative, Moderate and Aggressive Funds. The composite performance reflects the new weightings calculations from July 1, 2009 to June 30, 2010.

Sources: MSCI Barra, Barclays Capital Inc., J.P. Morgan, AARP Financial Inc.

Total returns for period less than one year are not annualized.

Total annual fund operating fees and expenses are 1.37% for the Aggressive Fund, 1.05% for the Moderate Fund, 1.33% for the Conservative Fund, 1.62% for the Income Fund and 0.99% for the Money Market Fund. Net annual fund operating fees and expenses for the funds (after contractual waivers and/or reimbursements) are 0.30% for the Money Market Fund and 0.50% for the others through November 1, 2010. Total annual operating fees and expenses as of June 30, 2010 can be found on pages 32, 33, 34, 35 and 36 of this report.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

An investment in the AARP Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

A Word about Benchmarks	AARP FUNDS 2010 ANNUAL REPORT	5

A Word about Benchmarks

A useful tool to measure the performance of AARP Funds.

When evaluating how your investment performed, it’s helpful to compare it to an appropriate benchmark. You can think of the benchmark as a handy yardstick for measuring how well the fund did in meeting its investment objectives. For example, the AARP Income Fund tries to produce returns comparable to the Barclays Capital Aggregate Bond Index.

The AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund are indexed and try to produce the returns of a mixture of three indexes. For these Funds, a particularly useful benchmark is one that combines the three indexes in similar amounts to the target investments of the Funds. When you combine different indexes into one benchmark, it’s called a “composite index”.

We also believe it is useful for you to consider the returns of the overall bond and stock markets when you assess the performance of the AARP Funds. This allows you to see how diversification works in practice. Sometimes the bond and stock markets move in opposite directions, or when the stock market goes down, the bond market doesn’t go quite as far down.

There is one caveat though. Please remember that a benchmark of indexes has a built-in performance advantage over an actual mutual fund. An index is merely a list of securities in a stock or bond market, so the returns of indexes do not reflect the real world costs of managing a mutual fund. It is difficult to match the returns of an index because of this difference.

The mix underlying the composite index for the AARP Aggressive, Moderate and Conservative Funds was changed to reflect the January 1, 2009 revised allocations of these funds among the underlying portfolios. Historical composite indexes performance from January 1, 2009 was recalculated to reflect the revised allocations.

Indexes vs. index funds

Indexes, as opposed to index funds, are a group or list of securities representing a market or part of a market. The returns of the index do not reflect the costs of actually investing in the index and do not include fees, brokerage commissions or other expenses of investing. While you can invest in an index fund – it’s a real investment, you cannot invest directly in an index – it’s just a list.

6	AARP FUNDS 2010 ANNUAL REPORT	A Word about Benchmarks

Following is a table that shows the make up of the index weightings for each AARP Fund:

	AARP Aggressive Fund[1]	AARP Moderate Fund[1]	AARP Conservative Fund[2]	AARP Income Fund[2]	AARP Money Market Fund
	Aggressive Composite Index	Moderate Composite Index	Conservative Composite Index	Income Composite Index
Barclays Capital Aggregate Bond Index®	20%	45%	70%	95%	–
MSCI U.S. Investable Market 2500 Index®*	60%	40%	22.5%	–	–
MSCI ACWI ex US Index®[2] ,*	20%	15%	7.5%	–	–
JP Morgan 1 Month LIBOR	–	–	–	2.5%	100%
Barclays Capital High Yield Very Liquid Index	–	–	–	2.5%	–

Source: AARP Funds

A description of each index

•

MSCI U.S. Investable Market 2500 Index®* – The index includes about 2,500 securities listed on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The stocks include companies of all types and sizes, which represent the investable universe of companies in the U.S. Equity market.

•

MSCI ACWI ex US Index®* – The index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of November 2008, the MSCI ACWI ex US index® consisted of 46 county indices comprised of 22 developed and 24 emerging market country indices.

•

Barclays Capital Aggregate Bond Index® – The index includes a large variety of U.S. and foreign bonds traded in U.S. markets that are investment grade and taxable, covering three major types of bonds: government and corporate bonds, mortgage-backed securities and asset-backed securities.

•

Barclays Capital High Yield Very Liquid Index – This index measures the performance of publicly issued U.S. dollar denominated high yield corporate bonds with above average liquidity. The index includes only corporate sectors like Industrial, Utility, and Financial Institutions.

•	MSCI EAFE Index®* – The index includes about 1,000 securities that are listed on the stock exchanges of 21 developed countries, excluding the United States and Canada.

[1]	Effective January 1, 2009, the AARP Conservative, Moderate and Aggressive Funds increased their allocation percentages to equities by 5 percentage points. See page 2 for new allocation amounts.

[2]	Effective January 1, 2009 the underlying International Portfolio changed its index to the MSCI All Country World Index, excluding U.S. Index (MSCI ACWI ex US index)

*	Please note that although the AARP Funds seek to track these MSCI indexes, MSCI does not sponsor, endorse, or promote the AARP Funds. For a more detailed description of our relationship with MSCI please see the statement of additional information for the AARP Funds.

AARP Aggressive Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	7

AARP Aggressive Fund Overview

Portfolio of investments June 30, 2010
Mutual funds: 100.3%
	Shares	Value

U.S. Stock Market Portfolio[1] – 60.2%	2,165,129	$17,927,270

U.S. Bond Market Portfolio[1] – 20.1%	563,751	5,975,759

International Stock Market Portfolio[1] – 20.0%	729,640	5,975,754

Total investments: 100.3% (Identified cost $30,892,705)		29,878,783

Other assets and liabilities, net: (0.3)%		(80,083)

Total net assets: 100.0%		$29,798,700
[1] Affiliated issuer. See Notes to Financial Statements.

Affiliated companies

The fund invests substantially all of its assets in the Portfolios, which are considered affiliated companies. As defined by the Investment Act of 1940 (“the Act”), an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or of a company which is under common ownership or control.

Affiliate	Purchase Cost*	Sales Proceeds*	Investment Income	Value 6/30/09	Value 6/30/10

U.S. Bond Market Portfolio	$2,860,653	$1,831,659	$233,613	$4,683,019	$5,975,759

U.S. Stock Market Portfolio	4,915,170	2,854,203	282,172	13,990,809	17,927,270

International Stock Market Portfolio	2,556,937	1,451,685	115,850	4,657,894	5,975,754

TOTAL	$10,332,760	$6,137,547	$631,635	$23,331,722	$29,878,783

*  These numbers reflect the purchases and sales volume of each respective Portfolio during the year ended June 30, 2010.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost					$30,892,705

Income distributions from underlying AARP Portfolios					$631,635

Realized gain (loss) on sales of underlying AARP Portfolios					$(1,250,882)

Capital gain distributions from underlying AARP Portfolios					$5,148

8	AARP FUNDS 2010 ANNUAL REPORT	AARP Aggressive Fund Overview

Performance as of June 30, 2010

Growth of $10,000

This graph illustrates the
hypothetical investment of
$10,000 in the AARP
Aggressive Fund from
December 30, 2005 (inception
date) through June 30, 2010,
compared to the Aggressive
Composite Index and the
MSCI U.S. Investable
Market 2500 Index.[2]

This hypothetical example does not represent the returns of any particular investment.

Performance summary	Average annual returns as of June 30, 2010

		1-Year	3-Years	Since inception
	AARP Aggressive Fund[1]	12.99%	-5.32%	0.49%
	Aggressive Composite Index[2]	13.94%	-4.50%	1.42%
	MSCI U.S. Investable Market 2500 Index®[2]	15.92%	-9.17%	-1.53%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Fund assumes the reinvestment of all dividends and distributions. The index above has been adjusted to reflect reinvestment of dividends on securities in the index. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

[1]   Inception date December 30, 2005.
[2]   The MSCI U.S. Investable Market 2500 Index serves as a broad measure of the U.S. equity market. Since the Fund invests in differing combinations of this and other markets, the Aggressive Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 5.

AARP Aggressive Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	9

Portfolio construction

AARP Aggressive Fund

Investment commentary – June 30, 2010

The AARP Aggressive Fund seeks growth of capital and some current income. To achieve this objective, the Fund targets an asset allocation of 60% in U.S. equities, 20% in international equities, and 20% in bonds. For the year ended June 30, 2010, the AARP Aggressive Fund tracked its benchmark closely, returning 12.99%, as compared to the Aggressive Composite Index return of 13.94% and the MSCI U.S. Investable Market 2500 Index return of 15.92%. (The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.)

During this time, equity and bond returns were decidedly positive and the Fund benefited from its diversified exposure to the underlying asset classes represented by the U.S. Stock Market Portfolio, the International Stock Market Portfolio and the U.S. Bond Market Portfolio. The largest contributor to the Fund’s performance during the year ended June 30, 2010 was its 60% allocation to the U.S. Stock Market Portfolio, which returned 15.65% during the period. Also important were its investments in the International Stock Market Portfolio, which returned 8.99% and the U.S. Bond Market Portfolio, which returned 9.12% during this time.

The twelve month period ending June 30, 2010 started on a promising note as equity prices increased through the second half of 2009. The equity rally, both here and abroad, was powered by constructive earnings reports and rising leading economic indicators that suggested an end to the recession. In fact, the U.S. economy, as measured by GDP, did grow by 2.2% in the third quarter and a solid 5.7% in the fourth quarter of 2009. Extremely low money market rates added support to the bond markets, by luring bond investors into longer maturities despite the burgeoning Treasury and corporate supply.

Markets entered 2010 on an optimistic note after a healthy finish to 2009 – the S&P 500 ended the year up 26.5% and up 64.8% from its March 9th 2009 low. The first quarter of 2010 marked the fourth consecutive quarter of positive returns in financial markets after six straight quarters of negative returns from late 2007 to early 2009. This was the strongest first quarter for the S&P 500 Index since 1998 with the Index returning 5.4% during this time. However, these gains were reversed in the second quarter of 2010. Amid growing concern that the pace of recovery was faltering and that western governments lacked the gumption to foster economic resilience, global equity markets declined sharply in second quarter of 2010, with the S&P 500 losing 11.4%.

Bonds continued to perform well through the first half of 2010, with the Barclays Capital Aggregate Bond Index returning 5.3% for the six months. Indeed, as perception shifted from healthy recovery with inflation risk to moderating activity with deflation concerns, the second quarter of 2010 brought tremendous declines in bond yields around the

10	AARP FUNDS 2010 ANNUAL REPORT	AARP Aggressive Fund Overview

world. As yields decline, bond prices tend to rise and the best performing obligations were those of the largest and most liquid governments such as the U.S., the U.K., Germany, and Japan. While this flight to quality saw yields tumble and prices rise in stronger markets, weaker countries actually experienced rising yields and falling prices.

Sources: SSgA Performance Group, Bloomberg, FactSet

The MSCI US Investable Market 2500 IndexSM is a trademark of Morgan Stanley Capital International.

The views expressed in this material are the views of SSgA through the period ended June 30, 2010 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

AARP Moderate Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	11

AARP Moderate Fund Overview

Portfolio of investments June 30, 2010
Mutual funds: 100.2%
	Shares	Value

U.S. Bond Market Portfolio[1] – 45.1%	2,145,739	$22,744,836

U.S. Stock Market Portfolio[1] – 40.1%	2,441,744	20,217,637

International Stock Market Portfolio[1] – 15.0%	925,715	7,581,607

Total investments: 100.2% (Identified cost $49,414,193)		50,544,080

Other assets and liabilities, net: (0.2)%		(98,963)

Total net assets: 100.0%		$50,445,117
[1] Affiliated issuer. See Notes to Financial Statements.

Affiliated companies

The fund invests substantially all of its assets in the Portfolios, which are considered affiliated companies. As defined by the Investment Act of 1940 (“the Act”), an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or of a company which is under common ownership or control.

Affiliate	Purchase Cost*	Sales Proceeds*	Investment Income	Value 6/30/09	Value 6/30/10

U.S. Bond Market Portfolio	$8,839,958	$4,668,722	$877,305	$17,582,800	$22,744,836

U.S. Stock Market Portfolio	6,590,332	4,173,259	313,833	15,603,327	20,217,637

International Stock Market Portfolio	3,450,561	2,032,312	145,984	5,844,330	7,581,607

TOTAL	$18,880,851	$10,874,293	$1,337,122	$39,030,457	$50,544,080

*Thesenumbers reflect the purchases and sales volume of each respective Portfolio during the year ended June 30, 2010.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost					$49,414,193

Income distributions from underlying AARP Portfolios					$1,337,122

Realized gain (loss) on sales of underlying AARP Portfolios					$(1,287,766)

Capital gain distributions from underlying AARP Portfolios					$19,623

12	AARP FUNDS 2010 ANNUAL REPORT	AARP Moderate Fund Overview

Performance as of June 30, 2010

Growth of $10,000

This graph illustrates the
hypothetical investment of
$10,000 in the AARP
Moderate Fund from
December 30, 2005 (inception
date) through June 30, 2010,
compared to the Moderate
Composite Index, the MSCI
U.S. Investable Market 2500
Index, and the Barclays
Capital Aggregate Bond
Index.[2]

This hypothetical example does not represent the returns of any particular investment.

Performance summary	Average annual returns as of June 30, 2010

		1-Year	3-Years	Since inception
	AARP Moderate Fund[1]	11.80%	-0.91%	2.52%
	Moderate Composite Index[2]	12.83%	-0.09%	3.39%
	MSCI U.S. Investable Market 2500 Index®[2]	15.92%	-9.17%	-1.53%
	Barclays Capital Aggregate Bond Index®[2]	9.50%	7.55%	6.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Fund assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

[1]   Inception date December 30, 2005.
[2]   The MSCI U.S. Investable Market 2500 Index and the Barclays Capital Aggregate Bond Index serve as broad measures of the U.S. equity and taxable bond market. Since the Fund invests in differing combinations of this and other markets, the Moderate Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying
Indexes, please see “A Word about Benchmarks” on page 5.

AARP Moderate Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	13

Portfolio construction

AARP Moderate Fund

Investment commentary – June 30, 2010

The AARP Moderate Fund seeks a balance of growth of capital and current income. To achieve this objective, the Fund targets an asset allocation of 45% in bonds, 40% in U.S. equities, and 15% in international equities. For the year ended June 30, 2010, the AARP Moderate Fund tracked its benchmark closely returning 11.80%, as compared to the Moderate Composite Index return of 12.83%, the Barclays Capital Aggregate Bond Index return of 9.50% and the MSCI US Investable Market 2500 Index return of 15.92%. (The Fund’s performance includes the operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.)

During this time, bond and equity returns were decidedly positive and the Fund benefited from its diversified exposure to the underlying asset classes represented by the U.S. Bond Market Portfolio, the U.S. Stock Market Portfolio and the International Stock Market Portfolio. The largest contributors to the Fund’s performance during the year ended June 30, 2010 were its balanced allocations to bonds and U.S. stocks – a 45% allocation to the U.S. Bond Market Portfolio which returned 9.12% during the period and a 40% allocation to the U.S. Stock Market Portfolio, which returned 15.65%.

The twelve month period ending June 30, 2010 started on a promising note as equity prices increased through the second half of 2009. The equity rally, both here and abroad, was powered by constructive earnings reports and rising leading economic indicators that suggested an end to the recession. In fact, the U.S. economy, as measured by GDP, did grow by 2.2% in the third quarter and a solid 5.7% in the fourth quarter of 2009. Extremely low money market rates added support to the bond markets, by luring bond investors into longer maturities despite the burgeoning Treasury and corporate supply.

Markets entered 2010 on an optimistic note after a healthy finish to 2009 – the S&P 500 ended the year up 26.5% and up 64.8% from its March 9th 2009 low. The first quarter of 2010 marked the fourth consecutive quarter of positive returns in financial markets after six straight quarters of negative returns from late 2007 to early 2009. This was the strongest first quarter for the S&P 500 Index since 1998 with the Index returning 5.4% during this time. However, these gains were reversed in the second quarter of 2010. Amid growing concern that the pace of recovery was faltering and that western governments lacked the gumption to foster economic resilience, global equity markets declined sharply in second quarter of 2010, with the S&P 500 losing 11.4%.

Bonds continued to perform well through the first half of 2010, with the Barclays Capital Aggregate Bond Index returning 5.3% for the six months. Indeed, as perception shifted from healthy recovery with inflation risk to moderating activity with deflation concerns, the second quarter of 2010 brought tremendous declines in bond yields around the

14	AARP FUNDS 2010 ANNUAL REPORT	AARP Moderate Fund Overview

world. As yields decline, bond prices tend to rise and the best performing obligations were those of the largest and most liquid governments such as the U.S., the U.K., Germany, and Japan. The Fund benefited from this flight to quality. While this flight to quality saw yields tumble and prices rise in stronger markets, weaker countries actually experienced rising yields and falling prices.

Sources: SSgA Performance Group, Bloomberg, FactSet

The MSCI US Investable Market 2500 IndexSM is a trademark of Morgan Stanley Capital International.

The views expressed in this material are the views of SSgA through the period ended June 30,2010 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

AARP Conservative Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	15

AARP Conservative Fund Overview

Portfolio of investments June 30, 2010
Mutual funds: 100.2%
	Shares	Value

U.S. Bond Market Portfolio[1] – 70.2%	1,882,047	$19,949,697

U.S. Stock Market Portfolio[1] – 22.5%	774,445	6,412,403

International Stock Market Portfolio[1] – 7.5%	260,985	2,137,470

Total investments: 100.2% (Identified cost $27,031,532)		28,499,570

Other assets and liabilities, net: (0.2)%		(66,822)

Total net assets: 100.0%		$28,432,748
[1] Affiliated issuer. See Notes to Financial Statements.

Affiliated companies

The fund invests substantially all of its assets in the Portfolios, which are considered affiliated companies. As defined by the Investment Act of 1940 (“the Act”), an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or of a company which is under common ownership or control.

Affiliate	Purchase Cost*	Sales Proceeds*	Investment Income	Value 6/30/09	Value 6/30/10

U.S. Bond Market Portfolio	$8,597,161	$2,664,229	$685,119	$13,225,726	$19,949,697

U.S. Stock Market Portfolio	3,152,251	1,506,339	90,855	4,244,540	6,412,403

International Stock Market Portfolio	1,268,631	599,143	37,920	1,411,278	2,137,470

TOTAL	$13,018,043	$4,769,711	$813,894	$18,881,544	$28,499,570

*Thesenumbers reflect the purchases and sales volume of each respective Portfolio during the year ended June 30, 2010.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:
Investment in securities, at cost					$27,031,532

Income distributions from underlying AARP Portfolios					$813,894

Realized gain (loss) on sales of underlying AARP Portfolios					$(126,530)

Capital gain distributions from underlying AARP Portfolios					$14,720

16	AARP FUNDS 2010 ANNUAL REPORT	AARP Conservative Fund Overview

Performance as of June 30, 2010

Growth of $10,000

This graph illustrates the
hypothetical investment of
$10,000 in the AARP
Conservative Fund from
December 30, 2005 (inception
date) through June 30, 2010,
compared to the Conservative
Composite Index, the MSCI
U.S. Investable Market 2500
Index, and the Barclays Capital
Aggregate Bond Index.[2]

This hypothetical example does not represent the returns of any particular investment.

Performance summary	Average annual returns as of June 30, 2010

		1-Year	3-Years	Since inception
	AARP Conservative Fund[1]	10.60%	3.35%	4.34%
	Conservative Composite Index[2]	11.53%	3.97%	5.00%
	MSCI U.S. Investable Market 2500 Index	15.92%	-9.17%	-1.53%
	Barclays Capital Aggregate Bond Index®[2]	9.50%	7.55%	6.20%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Fund assumes the reinvestment of all dividends and distributions. The index above has been adjusted to reflect reinvestment of dividends on securities in the index. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www. aarpfinancial.com or call 1-800-958-6457.

[1]   Inception date December 30, 2005.
[2]   The MSCI U.S. Investable Market 2500 Index and the Barclays Capital Aggregate Bond Index serve as broad measures of the U.S. equity and taxable bond market. Since the Fund invests in differing combinations of this and other markets, the Conservative Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying
Indexes, please see “A Word about Benchmarks” on page 5.

AARP Conservative Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	17

Portfolio construction

AARP Conservative Fund

Investment commentary – June 30, 2010

The AARP Conservative Fund seeks primarily current income, with some growth of capital. To achieve this objective, the Fund targets an asset allocation of 70% in bonds, 22.50% in U.S. equities, and 7.50% in international equities. For the year ended June 30, 2010, the AARP Conservative Fund tracked its benchmark closely, returning 10.60%, as compared to the Conservative Composite Index return of 11.53%, the Barclays Capital Aggregate Bond Index return of 9.50% and the MSCI U.S. Investable Market 2500 Index return of 15.92%. (The Fund’s performance includes the operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.)

During this time, bond and equity returns were decidedly positive, but the largest contributor to the Fund’s performance was its 70% allocation to U.S. bonds. The U.S. Bond Market Portfolio, which seeks to replicate the total return of the Barclays Capital Aggregate Bond Index and holds a diversified portfolio of bonds, returned 9.12% during the period. The Fund’s 22.5% exposure to U.S. equities was also an important contributor to performance as the U.S. Stock Market Portfolio returned 15.65% during this time. The International Stock Market Portfolio returned 8.99% during the period.

The twelve month period ending June 30, 2010 started on a promising note as equity prices increased through the second half of 2009. The equity rally, both here and abroad, was powered by constructive earnings reports and rising leading economic indicators that suggested an end to the recession. In fact, the U.S. economy, as measured by GDP, did grow by 2.2% in the third quarter and a solid 5.7% in the fourth quarter of 2009. Extremely low money market rates added support to the bond markets, by luring bond investors into longer maturities despite the burgeoning Treasury and corporate supply.

Markets entered 2010 on an optimistic note after a healthy finish to 2009 – the S&P 500 ended the year up 26.5% and up 64.8% from its March 9th 2009 low. The first quarter of 2010 marked the fourth consecutive quarter of positive returns in financial markets after six straight quarters of negative returns from late 2007 to early 2009. This was the strongest first quarter for the S&P 500 Index since 1998 with the Index returning 5.4% during this time. However, these gains were reversed in the second quarter of 2010. Amid growing concern that the pace of recovery was faltering and that western governments lacked the gumption to foster economic resilience, global equity markets declined sharply in second quarter of 2010, with the S&P 500 losing 11.4%.

Bonds continued to perform well through the first half of 2010, with the Barclays Capital Aggregate Bond Index returning 5.3% for the six months. Indeed, as perception shifted from healthy recovery with inflation risk to moderating activity with deflation concerns, the second quarter of 2010 brought tremendous declines in bond yields around the

18	AARP FUNDS 2010 ANNUAL REPORT	AARP Conservative Fund Overview

world. As yields decline, bond prices tend to rise and the best performing obligations were those of the largest and most liquid governments such as the U.S., the U.K., Germany, and Japan. The Fund benefited from this flight to quality. While this flight to quality saw yields tumble and prices rise in stronger markets, weaker countries actually experienced rising yields and falling prices.

Sources: SSgA Performance Group, Bloomberg, FactSet

The MSCI US Investable Market 2500 IndexSM is a trademark of Morgan Stanley Capital International.

The views expressed in this material are the views of SSgA through the period ended June 30,2010 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

AARP Income Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	19

AARP Income Fund Overview

Portfolio of investments June 30, 2010
Mutual funds: 100.3%
	Shares	Value

U.S. Bond Market Portfolio[1] – 95.3%	1,771,941	$18,782,572

State Street Money Market Portfolio[2] – 2.6%	517,840	517,840

SPDR Barclays Capital High Yield Bond ETF[2] – 2.4%	12,589	476,242

Total investments: 100.3% (Identified cost $18,914,788)		19,776,654

Other assets and liabilities, net: (0.3)%		(57,869)

Total net assets: 100.0%		$19,718,785
[1] Affiliated issuer. [2] Investment in non-controlled affiliate. See Notes to Financial Statements.

Affiliated companies

The fund invests substantially all of its assets in the underlying portfolios, and is considered an affiliated company. As defined by the Investment Act of 1940 (“the Act”), an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or of a company which is under common ownership or control.

Affiliate	Purchase Cost*	Sales Proceeds*	Investment Income	Value 6/30/09	Value 6/30/10

U.S. Bond Market Portfolio	$7,690,418	$2,451,443	$618,784	$12,841,346	$18,782,572

*Thesenumbers reflect the purchases and sales volume of each respective Portfolio during the year ended June 30, 2010.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:
Investment in securities, at cost					$17,962,186

Income distributions from underlying AARP Portfolios					$618,784

Realized gain (loss) on sales of underlying AARP Portfolios					$38,604

Capital gain distributions from underlying AARP Portfolios					$13,394

20	AARP FUNDS 2010 ANNUAL REPORT	AARP Income Fund Overview

Performance as of June 30, 2010

Growth of $10,000

This graph illustrates the
hypothetical investment of
$10,000 in the AARP Income
Fund from September 29,
2006 (inception date) through
June 30, 2010, compared to
the Income Composite Index,
the Barclays Capital Aggregate
Bond Index, and the J.P.
Morgan 1-Month LIBOR.[2]

This hypothetical example does not represent the returns of any particular investment.

Performance summary	Average Annual Returns as of June 30, 2010

		1-Year	3-Years	Since inception
	AARP Income Fund[1]	8.95%	7.04%	6.09%
	Income Composite Index[2]	9.67%	7.47%	6.59%
	Barclays Capital Aggregate Bond Index®[2]	9.50%	7.55%	5.52%
	J.P. Morgan 1-Month LIBOR	0.26%	2.11%	2.90%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Fund assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

[1]   Inception date September 29, 2006.
[2]   The Barclays Capital Aggregate Bond Index serves as abroad measure of the U.S. taxable bond market. Since the Fund invests in differing combinations of this and other markets, the Income Composite Index has been constructed utilizing the proportionate weightings of the indexes for each market. This Composite Index provides a particularly useful benchmark to measure the performance of the Fund. For more detailed information regarding the Composite Indexes and the Underlying Indexes, please see “A Word about Benchmarks” on page 5.

AARP Income Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	21

Portfolio construction

AARP Income Fund

Investment commentary – June 30, 2010

The AARP Income Fund seeks current income and long-term preservation of capital. To achieve this objective, the Fund targets an asset allocation of 95% in long-term bonds, 2.5% in high yield bonds, and 2.5% in short-term securities. For the year ended June 30, 2010, the AARP Income Fund closely tracked its benchmark, returning 8.95% compared to the Income Composite Index return of 9.67%, the Barclays Capital Aggregate Bond Index return of 9.50%, and the J.P. Morgan 1 Month LIBOR return of 0.26%. (The Fund’s performance includes operating expenses, whereas index returns are unmanaged and do not include expenses of any kind.)

During this time, bond returns—both investment grade and high yield—were decidedly positive. The primary contributor to the Fund’s performance was its 95% allocation to the U.S. Bond Market Portfolio, which seeks to replicate the total return of the Barclays Capital Aggregate Bond Index and holds a diversified portfolio of bonds, and which returned 9.12% during the period. The Fund also benefited from its investment in the SPDR Barclays Capital High Yield Bond ETF, which seeks to replicate the total return of the Barclays Capital High Yield Very Liquid Index, and which returned 20.41% during this time. Extremely low money market rates contributed little to overall return during this time.

Bonds have performed well over the past twelve months, continuing the trend of the past ten years. (The Barclays Capital Aggregate Bond Index recorded its tenth consecutive year of positive performance in 2009.) Extremely low money market rates have been one important factor driving investors to longer dated fixed income investments. However, continued uncertainty about the global economy and global securities markets have also been an important factor. Indeed, as concerns about the global economy have deepened, leading to speculation about a deflationary environment, prices of existing bonds have risen as yields have declined. Some of the best performing obligations have been those of the largest and most liquid governments such as the U.S., the U.K., Germany, and Japan. This flight to safety has benefited the AARP Income Fund. On the other hand, weaker countries have not fared nearly as well, with yields actually rising and bond prices declining.

High yield bonds performed exceptionally well in 2009 and continued to do so in 2010. This segment, as measured by the Barclays Capital U.S. High Yield Very Liquid Index, returned 63.49% during 2009 and 3.49% during the first half of 2010 as investors have sought higher yields in a low interest rate environment.

Sources: SSgA Performance Group, Bloomberg, FactSet

22	AARP FUNDS 2010 ANNUAL REPORT	AARP Income Fund Overview

The US Barclays Capital Aggregate Bond Index is a trademark of Barclays Capital, Inc.

The views expressed in this material are the views of SSgA through the period ended June 30, 2010 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. All material has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

AARP Money Market Fund Overview	AARP FUNDS 2010 ANNUAL REPORT	23

AARP Money Market Fund Overview

Portfolio construction*

Portfolio of investments June 30, 2010
Mutual funds: 100.1%
Value

Investment in State Street Money Market Portfolio[1] – 100.1%	$30,450,349

Total investments: 100.1% (Identified cost $30,450,349)	30,450,349

Other assets and liabilities, net: (0.1)%	(33,630)

Total net assets: 100.0%	$30,416,719

[1] The financial statements of the State Street Money Market Portfolio, including its investment portfolio, are included elsewhere within this report and should be read in conjunction with the AARP Money Market Fund’s financial statements.

AARP Money Market Fund invests only in State Street Money Market Portfolio. At June 30, 2010, AARP Money Market Fund owned 0.16% of the State Street Money Market Portfolio.

See Notes to Financial Statements.

Performance summary

Maturity ladder

Average annual returns as of June 30, 2010

	1-Year	3-Years	Since inception
AARP Money Market Fund	0.05%	1.81%	2.63%[1]
J.P. Morgan 1-Month LIBOR	0.26%	2.11%	2.95%[1]
AARP Money Market Fund 7-Day Yield	0.03%
Maturities as of June 30, 2010

0-3 Days			33.2%
4-90 Days			62.7%
90+ Days			4.1%
Total			100%
Average Maturity			29

*Portfolio construction represents the composition of the underlying holdings in the State Street Money Market Portfolio, whose financial statements are included elsewhere in this report. As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Returns shown do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. The performance of the Funds assumes the reinvestment of all dividends and distributions. The indexes above have been adjusted to reflect reinvestment of dividends on securities in the indexes. The returns of the Funds are net of expenses. Indexes do not have expenses. The adviser is waiving a portion of its advisory fee and other operating expenses. Had the fees not been waived or reimbursed, returns would have been lower. It is not possible to invest directly in an Index.

For the most recent month-end performance and after-tax returns, visit www.aarpfinancial.com or call 1-800-958-6457.

An investment in the AARP Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

[1] For the period from July 1, 2006 (commencement of operations) to June 30, 2010.

Sources: J.P Morgan, AARP Financial Inc.

24	AARP FUNDS 2010 ANNUAL REPORT	Understanding Your Expenses

Understanding Your Expenses (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory fees, distribution (12b-1) fees, shareholder services fees, and other expenses of running a fund. It’s important to understand exactly how much you pay to purchase and own a fund and to compare the costs of owning different funds because these costs reduce your returns.

The example in the table on page 26 is intended to help you to understand your ongoing costs in dollars of investing in an AARP Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010.

Actual Expenses

The first line for each fund in the table on the next page, labeled “Actual,” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line labeled “Actual” under the heading entitled “Expenses paid during period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example For Comparison Purposes

The second line for each fund in the table, labeled “Hypothetical”, helps you compare the costs of an AARP Fund to other funds using a 5% return as required by the Securities and Exchange Commission for all mutual funds. It provides information about hypothetical account values and hypothetical expenses based on an AARP Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not an AARP Fund’s actual return. You should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures help you to compare the ongoing costs of investing in an AARP Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the line labeled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

In addition to the fees and expenses which the AARP Fund bears directly, the AARP Fund indirectly bears a pro rata share of the fees and expenses of the underlying portfolios in which the AARP Fund invests.

Understanding Your Expenses	AARP FUNDS 2010 ANNUAL REPORT	25

Because the underlying portfolios have varied expenses and fee levels and the AARP Fund may own different proportions of the underlying portfolios at different times, the amount of fees and expenses incurred indirectly by the AARP Fund may vary in the future. However AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Funds, including the indirect fees and expenses of the underlying portfolios, at 0.50% of average daily net assets through at least November 1, 2010 (0.30% with respect to the AARP Money Market Fund).

26	AARP FUNDS 2010 ANNUAL REPORT	Understanding Your Expenses

	Beginning account value 1/1/10	Ending account value 6/30/10	Expenses paid during period[2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[3]

AARP Aggressive Fund
Actual	$1,000	$950.10	$1.16	0.24%	$2.42	0.50%
Hypothetical[1]	$1,000	$1,023.60	$1.20		$2.51

AARP Moderate Fund
Actual	$1,000	$980.50	$1.18	0.24%	$2.46	0.50%
Hypothetical[1]	$1,000	$1,023.60	$1.20		$2.51

AARP Conservative Fund
Actual	$1,000	$1,013.50	$1.25	0.25%	$2.50	0.50%
Hypothetical[1]	$1,000	$1,023.55	$1.25		$2.51

AARP Income Fund
Actual	$1,000	$1,049.20	$1.32	0.26%	$2.54	0.50%
Hypothetical[1]	$1,000	$1,023.51	$1.30		$2.51

AARP Money Market Fund
Actual	$1,000	$1,000.10	$1.29	0.26%	$1.49	0.30%
Hypothetical[1]	$1,000	$1,023.51	$1.30		$1.51

[1]   The Hypothetical example assumes a 5% return before expenses.

[2]   Expenses reflect the Fund’s annualized net expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The fees and expenses of the underlying portfolios are not included in these amounts.

[3]   Effective expenses reflect the sum of the expenses borne directly by the Fund plus the Fund’s pro-rata share of the weighted average expense ratio of the underlying portfolios in which it invests. The effective annualized expense ratio combines the Fund’s annualized net expense ratio (after applying contractual waivers and/or reimbursements) and the annualized weighted average expense ratios of the underlying portfolios. The annualized weighted average expense ratio includes the annualized expense ratio for each underlying portfolio weighted for the Fund’s relative average investment during the same period.

How to Read Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	27

How to Read Financial Statements

Mutual funds are companies that pool money from many investors and invest that money in stocks, bonds and other securities and assets. Mutual fund financial statements show investors where a fund’s money came from, where it went, where it is and what it is worth as of the close of the fund’s most recent fiscal period. The portfolio of investments shows where the money is as of the close of the fund’s most recent fiscal period. The holdings of each AARP Fund as of June 30, 2010 are shown in the individual Fund Overview sections of this annual report. In addition, this section of the annual report contains four additional financial statements:

1. Statements of assets and liabilities.

These statements are the Funds’ balance sheets as of the close of the period (June 30, 2010). They show the value and the cost of what each Fund owned, how much it owed to others and the resulting difference or “net assets”.

•	Assets are the stocks, bonds, cash, and other financial instruments that a fund owns and has purchased with monies investors pay when they purchase shares.

•

Liabilities are the amounts of money that a fund owes. Liabilities include payments due for the purchase of financial investments as well as bills that a fund incurs for services that are needed to run a fund, such as legal services and printing.

•

Net assets = total assets – total liabilities. Net assets represent what is left of assets after liabilities are subtracted. This leftover amount belongs to the investors, or shareholders, of the fund.

2. Statements of operations

These statements provide a summary of the investment income, such as dividends, that a Fund has earned as well as gains and losses from its investment activities for the period ended June 30, 2010. Realized gains or losses reflect the difference between purchase price and selling price for transactions that took place during the period. Unrealized gains and losses reflect the difference between purchase price and the value of investments that are still held as of the end of the period. The statements also include specific details of fund expenses.

3. Statements of changes in net assets

These statements describe the changes in net assets during the current and prior period, which result from operations, any distributions of earnings to investors, and any shareholder transactions.

4. Financial highlights

The financial highlights table is intended to help you understand a fund’s financial performance for a share outstanding for the current period and each of the applicable prior periods.

The Notes to Financial Statements provide additional information to help you better understand the financial statements. They include a description of the most important accounting policies used in portraying the company’s financial condition and results, including how a fund records and values its investments, tax information, as well as additional detail on shareholder and investment transactions.

28	AARP FUNDS 2010 ANNUAL REPORT	Financial Statements

Financial Statements

Statements of assets and liabilities June 30, 2010

	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund

Assets:
Investments in affiliated issuers, at value (identified cost of $30,892,705, $49,414,193, $27,031,532 and $17,962,186, respectively)	$29,878,783	$50,544,080	$28,499,570	$18,782,572	$–
Investments in unaffiliated issuer (identified cost of $434,762)	–	–	–	476,242	–
Investments in State Street Money Market Portfolio, at value (identified cost of $517,840 and $30,450,349, respectively)	–	–	–	517,840	30,450,349
Receivable from adviser	17,015	18,510	13,682	12,729	21,530
Receivable for investments sold	351,993	811,939	462,750	–	–
Receivable for fund shares sold	2,355	3,040	12,429	398,719	78,028
Total assets	$30,250,146	$51,377,569	$28,988,431	$20,188,102	$30,549,907

Liabilities:
Payable for investments purchased	350,800	692,430	79,035	396,760	–
Payable for fund shares redeemed	3,548	122,549	396,144	3,553	45,656
Income distribution payable	22,750	32,838	12,056	5,197	6
Payable for Trustees’ fees	5,000	5,000	5,000	5,000	5,000
Accrued portfolio accounting fees (Note 6)	1,380	1,410	1,373	1,337	1,339
Accrued administration fees (Note 6)	890	1,485	819	540	898
Accrued transfer agent fees (Note 6)	13,263	15,486	8,038	5,436	10,816
Accrued distribution services fee	5,074	8,470	4,671	3,083	5,107
Accrued audit fees	15,721	15,721	15,721	16,595	18,342
Accrued insurance fees	4,500	8,475	4,126	3,410	17,618
Accrued registration fees	114	182	294	–	–
Accrued printing and postage expenses	7,045	7,045	7,045	7,045	7,045
Accrued legal fees	11,875	11,875	11,875	11,875	11,875
Accrued miscellaneous expense	9,486	9,486	9,486	9,486	9,486
Total liabilities	$451,446	$932,452	$555,683	$469,317	$133,188

Net assets	$29,798,700	$50,445,117	$28,432,748	$19,718,785	$30,416,719
Net assets consist of:
Paid-in capital	$34,187,559	$54,469,221	$28,415,406	$18,880,830	$30,415,137
Net unrealized appreciation (depreciation) of investments	(1,013,922)	1,129,887	1,468,038	861,866	–
Accumulated net realized loss on investments	(3,374,957)	(5,154,043)	(1,450,713)	(23,920)	(317)
Undistributed net investment income	20	52	17	9	1,899
Net assets	$29,798,700	$50,445,117	$28,432,748	$19,718,785	$30,416,719

Shares of beneficial interest outstanding	3,284,596	5,203,636	2,784,263	1,863,931	30,415,137
Net asset value per share	$9.07	$9.69	$10.21	$10.58	$1.00

See Notes to Financial Statements.

Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	29

Financial Statements (continued)

Statements of operations Year ended June 30, 2010
	AARP Aggressive Fund	AARP Moderate Fund	AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund

Investment income:
Dividends from affiliated issuers	$631,635	$1,337,122	$813,894	$618,784	$–
Dividends from unaffiliated issuer	–	–	–	45,331	–
Interest allocated from State Street Money Market Portfolio	–	–	–	1,368	142,854
Total investment income	$631,635	$1,337,122	$813,894	$665,483	$142,854

Expenses:
Expenses allocated from State Street Money Market Portfolio	–	–	–	496	49,154
Investment adviser fee (Note 6)	2,920	4,864	2,431	1,610	–
Administration fees (Note 6)	10,219	17,024	8,509	5,634	14,527
Registration fees	18,950	20,847	18,688	13,032	19,533
Transfer and dividend disbursing agent fees and expenses (Note 6)	105,533	113,137	54,330	37,557	91,818
Trustees’ fees	20,000	20,000	20,000	20,000	20,000
Audit fees	19,692	19,692	19,692	20,692	22,693
Legal fees	47,319	47,319	47,319	47,319	47,319
Portfolio accounting fees (Note 6)	16,779	17,174	16,628	16,509	16,627
Distribution service fees	58,394	97,283	48,622	32,194	83,010
Printing and postage expenses	13,666	13,666	13,666	13,666	13,666
Insurance expense	4,500	8,475	4,126	3,410	18,011
Miscellaneous	8,738	8,738	8,738	8,738	15,214
Total expenses	$326,710	$388,219	$262,749	$220,857	$411,572

Waivers and reimbursements (Note 6):
Reduction of expenses by investment adviser	(256,769)	(270,416)	(202,982)	(178,566)	(294,909)
Net expenses	69,941	117,803	59,767	42,291	116,663
Net investment income	561,694	1,219,319	754,127	623,192	26,191

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on affiliated investments	(1,250,882)	(1,287,766)	(126,530)	26,033	–
Net realized gain allocated from State Street Money Market Portfolio	–	–	–	–	(58)
Capital gain distributions from affiliated investments	5,148	19,623	14,720	13,394	–
Net change in unrealized appreciation (depreciation) of investments	3,602,730	4,794,830	1,496,226	701,721	–
Net realized and unrealized gain (loss) on investments	2,356,996	3,526,687	1,384,416	741,148	(58)
Change in net assets resulting from operations	$2,918,690	$4,746,006	$2,138,543	$1,364,340	$26,133

See Notes to Financial Statements.

30	AARP FUNDS 2010 ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Statements of changes in net assets
	AARP Aggressive Fund		AARP Moderate Fund

	Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/10	Year ended 6/30/09
Increase (decrease) in net assets
Operations:
Net investment income	$561,694	$553,796	$1,219,319	$1,183,882
Net realized gain (loss) on investments	(1,245,734)	(1,865,555)	(1,268,143)	(3,659,558)
Net change in unrealized appreciation (depreciation) of investments	3,602,730	(3,129,597)	4,794,830	(2,136,252)
Change in net assets resulting from operations	2,918,690	(4,441,356)	4,746,006	(4,611,928)

Distributions to shareholders:
From net investment income	(561,674)	(555,111)	(1,219,288)	(1,188,697)
From net realized gains on investments	–	(206,931)	–	(267,888)
Change in net assets resulting from distributions to shareholders	(561,674)	(762,042)	(1,219,288)	(1,456,585)

Share transactions:
Proceeds from sales of shares	10,380,319	7,802,845	15,983,915	10,582,167
Net asset value of shares issued on reinvestment of dividends	527,312	718,295	1,158,920	1,371,216
Cost of shares redeemed	(6,735,693)	(5,092,490)	(9,174,984)	(9,257,878)
Change in net assets resulting from share transactions	4,171,938	3,428,650	7,967,851	2,695,505
Change in net assets	6,528,954	(1,774,748)	11,494,569	(3,373,008)

Net assets:
Beginning of year	$23,269,746	$25,044,494	$38,950,548	$42,323,556
End of year	$29,798,700	$23,269,746	$50,445,117	$38,950,548
Undistributed (distributions in excess of) net investment income included in net assets at end of period	$20	$–	$52	$21

See Notes to Financial Statements.

Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	31

AARP Conservative Fund		AARP Income Fund		AARP Money Market Fund

Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/10	Year ended 6/30/09

$754,127	$624,142	$623,192	$474,972	$26,191	$930,003
(111,810)	(1,298,990)	39,427	(47,406)	(58)	(259)

1,496,226	249,527	701,721	232,039	–	–

2,138,543	(425,321)	1,364,340	659,605	26,133	929,744

(754,097)	(627,428)	(623,189)	(477,921)	(26,191)	(930,003)
–	(57,930)	–	(20,707)	–	–

(754,097)	(685,358)	(623,189)	(498,628)	(26,191)	(930,003)

12,096,838	7,771,650	9,475,992	9,865,153	10,267,146	30,835,385

707,662	628,940	556,407	454,391	25,118	906,951
(4,581,735)	(6,529,133)	(4,536,285)	(3,449,368)	(31,778,693)	(56,914,484)

8,222,765	1,871,457	5,496,114	6,870,176	(21,486,429)	(25,172,148)
9,607,211	760,778	6,237,265	7,031,153	(21,486,487)	(25,172,407)

$18,825,537	$18,064,759	$13,481,520	$6,450,367	$51,903,206	$77,075,613
$28,432,748	$18,825,537	$19,718,785	$13,481,520	$30,416,719	$51,903,206

$17	$(13)	$9	$6	$1,899	$1,899

32	AARP FUNDS 2010 ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Aggressive Fund

	Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]
Net asset value, beginning of period	$8.18	$10.46	$11.68	$10.17	$10.00

Income from investment operations:
Net investment income	0.18	0.21	0.29	0.24	0.09
Net realized and unrealized gain (loss) on affiliated investments	0.89	(2.19)	(1.15)	1.52	0.17
Total from investment operations	1.07	(1.98)	(0.86)	1.76	0.26

Less distributions:
From net investment income	(0.18)	(0.21)	(0.29)	(0.25)	(0.09)
From net realized gains on investments	–	(0.09)	(0.07)	(0.00)[2]	–
Total distributions	(0.18)	(0.30)	(0.36)	(0.25)	(0.09)
Net asset value, end of period	$9.07	$8.18	$10.46	$11.68	$10.17
Total return[3]	12.99%	(18.81)%	(7.49)%	17.41%	2.60%

Ratios to average net assets:
Net expenses[4]	0.24%	0.24%	0.24%	0.24%	0.24%[5]
Net investment income	1.92%	2.68%	2.47%	2.55%	3.36%[5]
Expense waiver/reimbursement[6]	(0.88)%	(1.24)%	(1.09)%	(2.00)%	(11.22)%[5]

Supplemental data:
Net assets, end of period (000 omitted)	$29,799	$23,270	$25,044	$20,222	$6,454
Portfolio turnover	21%	36%	22%	12%	7%

[1]	For the period from December 30, 2005 (commencement of operations) to June 30, 2006.

[2]	Represents less than $0.01.

[3]	Total returns for periods of less than one year are not annualized.

[4]

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying portfolios in which the Fund invests. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each Fund would be 0.50%.

[5]	Computed on an annualized basis.

[6]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	33

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Moderate Fund

	Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]
Net asset value, beginning of period	$8.88	$10.32	$11.06	$10.04	$10.00

Income from investment operations:
Net investment income	0.24	0.28	0.34	0.31	0.10
Net realized and unrealized gain (loss) on affiliated investments	0.81	(1.37)	(0.64)	1.02	0.04
Total from investment operations	1.05	(1.09)	(0.30)	1.33	0.14

Less distributions:
From net investment income	(0.24)	(0.28)	(0.34)	(0.31)	(0.10)
From net realized gains on investments	–	(0.07)	(0.10)	(0.00)[2]	–
Total distributions	(0.24)	(0.35)	(0.44)	(0.31)	(0.10)
Net asset value, end of period	$9.69	$8.88	$10.32	$11.06	$10.04
Total return[3]	11.80%	(10.48)%	(2.79)%	13.32%	1.44%

Ratios to average net assets:
Net expenses[4]	0.24%	0.24%	0.24%	0.24%	0.24%[5]
Net investment income	2.51%	3.20%	3.21%	3.27%	4.58%[5]
Expense waiver/reimbursement[6]	(0.56)%	(0.70)%	(0.68)%	(1.11)%	(6.82)%[5]

Supplemental data:
Net assets, end of period (000 omitted)	$50,445	$38,951	$42,324	$31,925	$13,133
Portfolio turnover	23%	43%	24%	13%	5%

[1]	For the period from December 30, 2005 (commencement of operations) to June 30, 2006.

[2]	Represents less than $0.01.

[3]	Total returns for periods of less than one year are not annualized.

[4]

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying portfolios in which the Fund invests. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each Fund would be 0.50%.

[5]	Computed on an annualized basis.

[6]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

34	AARP FUNDS 2010 ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Conservative Fund

	Year ended 6/30/10	Year ended 6/30/09	Year ended 6/30/08	Year ended 6/30/07	Period ended 6/30/06[1]
Net asset value, beginning of period	$9.51	$10.12	$10.38	$9.86	$10.00

Income from investment operations:
Net investment income	0.31	0.34	0.40	0.39	0.16
Net realized and unrealized gain (loss) on affiliated investments	0.70	(0.58)	(0.19)	0.53	(0.14)
Total from investment operations	1.01	(0.24)	0.21	0.92	0.02

Less distributions:
From net investment income	(0.31)	(0.34)	(0.40)	(0.40)	(0.16)
From net realized gains on investments	–	(0.03)	(0.07)	(0.00)[2]	–
Total distributions	(0.31)	(0.37)	(0.47)	(0.40)	(0.16)
Net asset value, end of period	$10.21	$9.51	$10.12	$10.38	$9.86
Total return[3]	10.60%	(2.19)%	2.04%	9.40%	0.24%

Ratios to average net assets:
Net expenses[4]	0.25%	0.25%	0.25%	0.25%	0.24%[5]
Net investment income	3.10%	3.72%	3.94%	4.01%	5.31%[5]
Expense waiver/reimbursement[6]	(0.83)%	(1.16)%	(1.34)%	(2.16)%	(11.00)%[5]

Supplemental data:
Net assets, end of period (000 omitted)	$28,433	$18,826	$18,065	$11,622	$6,581
Portfolio turnover	20%	48%	19%	17%	7%

[1]	For the period from December 30, 2005 (commencement of operations) to June 30, 2006.

[2]	Represents less than $0.01.

[3]	Total returns for periods of less than one year are not annualized.

[4]

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying portfolios in which the Fund invests. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each Fund would be 0.50%.

[5]	Computed on an annualized basis.

[6]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	35

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Income Fund

	Year ended 6/30/10[1]	Year ended 6/30/09[1]	Year ended 6/30/08[1]	Period ended 6/30/07[1,2]
Net asset value, beginning of period	$10.09	$10.02	$9.82	$10.00

Income from investment operations:
Net investment income	0.40	0.44	0.46	0.36
Net realized and unrealized gain (loss) on affiliated investments	0.49	0.09	0.20	(0.18)
Total from investment operations	0.89	0.53	0.66	0.18

Less distributions:
From net investment income	(0.40)	(0.44)	(0.46)	(0.36)
From net realized gains on investments	–	(0.02)	(0.00)[3]	–
Total distributions	(0.40)	(0.46)	(0.46)	(0.36)
Net asset value, end of period	$10.58	$10.09	$10.02	$9.82
Total return[4]	8.95%	5.38%	6.83%	1.78%

Ratios to average net assets:
Net expenses[5]	0.26%	0.26%	0.26%	0.25%[6]
Net investment income	3.87%	4.48%	4.71%	5.36%[6]
Expense waiver/reimbursement[7]	(1.11)%	(1.65)%	(4.38)%	(21.21)%[6]

Supplemental data:
Net assets, end of period (000 omitted)	$19,719	$13,482	$6,450	$2,338
Portfolio turnover	16%	23%	52%	30%

[1]	The per share amounts and percentages include the Fund’s proportionate share of income, expenses and net realized and unrealized gains or losses of the State Street Money Market Portfolio.

[2]	For the period from September 29, 2006 (commencement of operations) to June 30, 2007.

[3]	Represents less than $0.01.

[4]	Total returns for periods of less than one year are not annualized.

[5]

In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying portfolios in which the Fund invests. The net expense ratio shown does not include these indirect expenses. If included, the net expense ratio for each Fund would be 0.50%.

[6]	Computed on an annualized basis.

[7]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

36	AARP FUNDS 2010 ANNUAL REPORT	Financial Statements

Financial Statements (continued)

Financial highlights

(For a share outstanding throughout the period)
	AARP Money Market Fund

	Year ended 6/30/10[1]	Year ended 6/30/09[1]	Year ended 6/30/08[1]	Year ended 6/30/07[1]
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.00 [2]	0.01	0.04	0.05
Net realized and unrealized gain (loss) on affiliated investments	–	–	–	–
Total from investment operations	0.00 [2]	0.01	0.04	0.05

Less distributions:
From net investment income	(0.00)[2]	(0.01)	(0.04)	(0.05)
From net realized gains on investments	–	–	–	–
Total distributions	(0.00)[2]	(0.01)	(0.04)	(0.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00
Total return[3]	0.05%	1.34%	4.09%	5.11%

Ratios to average net assets:
Net expenses[4]	0.28%	0.30%	0.30%	0.33%
Net investment income	0.06%	1.40%	3.77%	5.06%
Expense waiver/reimbursement[5]	(0.71)%	(0.55)%	(0.53)%	(3.91)%

Supplemental data:
Net assets, end of period (000 omitted)	$30,417	$51,903	$77,076	$35,742

[1]	The per share amounts and percentages include the Fund’s proportionate share of income, expenses and net realized and unrealized gains or losses of the State Street Money Market Portfolio.

[2]	Represents less than $0.01.

[3]	Total returns for periods of less than one year are not annualized.

[4]

Effective March 1, 2007, AARP Financial has agreed contractually to waive and reimburse expenses to keep the net total operating expenses of the AARP Money Market Fund, including its pro-rata allocation of expenses from the State Street Portfolio, at 0.30% of average daily net assets through November 1, 2010.

[5]	This expense decrease is reflected in both the net expense and net investment income ratios shown above.

See Notes to Financial Statements.

Notes to Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	37

Notes to Financial Statements

1. Business and Organization

AARP Aggressive Fund, AARP Moderate Fund, AARP Conservative Fund, AARP Income Fund and AARP Money Market Fund (each a “Fund” and collectively the “Funds”) are each a series of AARP Funds (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The inception dates of the Funds were as follows: December 30, 2005 (AARP Aggressive Fund, AARP Moderate Fund and AARP Conservative Fund), June 30, 2006 (AARP Money Market Fund) and September 29, 2006 (AARP Income Fund).

The Funds, except for the AARP Money Market Fund are “fund of funds” because they invest substantially all of their assets in the underlying series of “AARP Portfolios”, each a separately registered investment company. Each Fund, with the exception of the AARP Income Fund and the AARP Money Market Fund invests in all three of the AARP Portfolios, but in different amounts. The AARP Income Fund invests the vast majority of its assets in one of the AARP Portfolios, the U.S. Bond Market Portfolio. In addition, the AARP Income Fund also invests a portion of its assets in the State Street Money Market Portfolio (the “State Street Portfolio”), a series of a separate registered investment company called the State Street Master Funds, and the SPDR Barclays Capital High Yield Bond ETF. The AARP Money Market Fund is a feeder fund that invests substantially all of its assets in the State Street Portfolio, the master fund. The investment objective and policies of the State Street Portfolio are substantially similar to those of the AARP Money Market Fund. The value of the AARP Money Market Fund’s investment in the State Street Portfolio reflects the AARP Money Market Fund’s proportionate interest in the net assets of the State Street Portfolio (0.16% at June 30, 2010). The performance of the AARP Money Market Fund is directly affected by the performance of the State Street Portfolio. The financial statements of the State Street Portfolio are included elsewhere in this report and should be read in conjunction with the AARP Money Market Fund’s financial statements.

The investment objective of the AARP Aggressive Fund is to seek growth of capital and some current income. The investment objective of the AARP Moderate Fund is to seek a balance of growth of capital and current income. The investment objective of the AARP Conservative Fund is to primarily seek current income with some growth of capital. The investment objective of the AARP Income Fund is to seek current income and preservation of capital over the long-term.

The investment objective of the AARP Money Market Fund is to seek to maximize current income while providing liquidity, the preservation of capital, and a stable $1.00 per share price.

38	AARP FUNDS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

The AARP Funds and AARP Portfolios will be liquidated no later than October 1, 2010. On liquidation date the AARP Funds and AARP Portfolios will redeem all of its outstanding shares. Liquidation proceeds to the shareholders of the AARP Funds will be paid entirely in cash. AARP Financial, Inc. has agreed to pay all liquidation related expenses other than brokerage expenses. Please see footnote 2 subsequent events for further information on the AARP Funds and AARP Portfolios.

2. Significant accounting policies

The financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect that amounts reported herein. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

INVESTMENT VALUATION

The Funds, except for AARP Money Market Fund, invest in one or more of the AARP Portfolios, accordingly, they value their investments in the AARP Portfolios daily at the closing net asset value of the AARP Portfolios.

Securities of the AARP Portfolios are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. An independent pricing service generally provides these prices. Stock holdings are valued at the latest quoted sales price or official closing price taken from the primary market in which the stock trades. If a security does not trade during the day, it is valued at the average of the latest quotes for buying and selling the security, the bid and asked prices. Bond holdings are generally valued as reported by an independent pricing service at what is called an “evaluated average price,” which considers such factors as comparable bond prices, yields, maturities and ratings.

Short-term investments with a maturity at issuance or a remaining maturity at the time of purchase of 60 days or less are generally valued at amortized cost, which approximates market value. Foreign securities quoted in foreign currencies are translated into U.S. dollars based upon exchange rates prevailing at the close of trading and as provided by an independent source.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets (e.g. foreign securities), are valued by methods deemed by the Board of Trustees of AARP Portfolios to represent fair value.

The AARP Money Market Fund and the AARP Income Fund record their investments in the State Street Portfolio at market value. The valuation policies of the State Street Portfolio are discussed in Note

Notes to Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	39

2 of the State Street Portfolio’s Notes to Financial Statements, which are included elsewhere within this report.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. There is a three tier hierarchy for measuring fair value and enhancing disclosure. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar events, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Conservative Fund, Moderate Fund, Aggressive Fund and Income Fund are Registered Investment Companies (“RIC”) as well as fund of funds, which invest all of their investable assets in other RICs, (U.S. Stock Portfolio, U.S. Bond Market Portfolio, International Stock Market Portfolio, State Street Money Market Portfolio and the SPDR Barclays Capital High Yield Bond ETF). The AARP Money Market Fund is a RIC as well as a feeder into the State Street Money Market Portfolio. Securities are categorized into one of three levels depending upon their pricing methodology or pricing source. In regards to investments in other RICs, they are widely considered to be treated as Level 1 securities due to the availability of a daily valued and quoted price for those underlying portfolios. However, in the case of the underlying U.S. Stock Portfolio, U.S. Bond Market Portfolio, International Stock Market Portfolio, State Street Money Market Portfolio and the SPDR Barclays Capital High Yield Bond ETF, certain securities held by the underlying portfolios fall into Level 2 or Level 3 of the pricing hierarchy due to specific valuation circumstances, particularly matrix pricing of bond holdings, amortized cost valuation method used for evaluating short term money market instruments or certain foreign securities that could be fair valued at any particular point in time. In the Portfolio of Investments for the U.S. Stock Portfolio, U.S. Bond Market Portfolio, International Stock Market Portfolio and State Street Money Market Portfolio, the Level 2 and 3 securities held as of June 30, 2010 will be separately identified.

As of June 30, 2010, all investments of the Funds utilized Level 1 inputs in valuing the Funds’ assets carried at fair value.

FEDERAL TAXES

The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds plan to

40	AARP FUNDS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. For these reasons, no federal income or excise tax provision is required.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open years and has concluded that as of June 30, 2010, no provision for income taxes would be required in the Funds’ financial statements. As of June 30, 2010, tax years 2007 through 2010 remain subject to examination by the Funds’ major tax jurisdictions, which include the United States of America and the state of Delaware.

SECURITIES TRANSACTIONS, DIVIDEND AND INTEREST INCOME AND EXPENSES

Securities transactions are recorded on a trade date basis, the date a Fund agrees to purchase or sell a security. Interest income, if any, is recorded daily on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily. Many expenses are directly attributable to one Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expenses and the relative net assets of the Funds.

In addition to the accounting policies noted above, the AARP Income Fund and the AARP Money Market Fund also have a pro-rata share in the net investment income and gains or losses of the State Street Portfolio. Net investment income for these Funds consists of each Fund’s pro-rata share of the net investment income of the State Street Portfolio, less all expenses of each Fund. Realized gains and losses from security transactions consist of each Fund’s pro-rata share of the realized gains and losses of the State Street Portfolio.

INDEMNIFICATIONS

The Funds’ organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations,

Notes to Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	41

which may differ from generally accepted accounting principles. Capital gain distributions, if any, are generally declared and paid annually. Income distributions, if any, are generally declared and paid quarterly for the AARP Conservative Fund, semiannually for the AARP Moderate Fund and the AARP Aggressive Fund, and monthly for the AARP Income Fund. Income distributions are generally declared daily and paid monthly for the AARP Money Market Fund.

INVESTMENTS IN UNDERLYING PORTFOLIOS

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro-rata share of the fees and expenses of the AARP Portfolios in which the Funds invest as well as the fees and expenses of the State Street Portfolio, as applicable. AARP Financial has agreed contractually to waive fees and reimburse expenses to keep the net total operating expenses of the AARP Funds, including the indirect fees and expenses of the underlying portfolio’s at 0.50% of average daily net assets (at 0.30% with respect to the AARP Money Market Portfolio) through at least November 1, 2010.

SUBSEQUENT EVENTS

At a meeting on July 20, 2010, the AARP Funds and Portfolios Board of Trustees approved Plans of Liquidation, Dissolution and Termination for the AARP Funds and AARP Portfolios. Shareholders of the AARP Funds will receive checks for the value of the shares they hold on the date of liquidation, which is expected to be on or about October 1, 2010 (the “Liquidation Date”). On the Liquidation Date, the AARP Funds and AARP Portfolios will automatically redeem all of their outstanding shares at the net asset value of such shares after provision for all charges, expenses and liabilities of the Funds and Portfolios. AARP Financial has agreed to pay all liquidation related expenses other than brokerage expenses. Liquidation proceeds to shareholders of the AARP Funds will be paid in cash.

At the close of business on July 20, 2010, the AARP Funds closed to new shareholders and no longer accept orders from existing shareholders to purchase additional shares. However, exchanges into the AARP Money Market Fund will be permitted up to the Liquidation Date.

42	AARP FUNDS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

3. Capital share transactions

The Funds have authorized an unlimited number of $0.001 par value shares. Transactions in shares were as follows:

	Year ended June 30, 2010	Year ended June 30, 2009

AARP Aggressive Fund
Shares sold	1,088,058	955,861
Dividends and/or distributions reinvested	56,313	90,250
Shares redeemed	(706,091)	(595,045)

Net increase	438,280	451,066

AARP Moderate Fund
Shares sold	1,612,859	1,175,210
Dividends and/or distributions reinvested	117,385	157,338
Shares redeemed	(915,048)	(1,045,297)

Net increase	815,196	287,251

AARP Conservative Fund
Shares sold	1,181,827	823,960
Dividends and/or distributions reinvested	68,926	67,023
Shares redeemed	(446,832)	(694,898)

Net increase	803,921	196,085

AARP Income Fund
Shares sold	912,917	993,007
Dividends and/or distributions reinvested	53,717	45,629
Shares redeemed	(438,504)	(346,848)

Net increase	528,130	691,788

AARP Money Market Fund
Shares sold	10,267,146	30,835,385
Dividends and/or distributions reinvested	25,118	906,951
Shares redeemed	(31,778,693)	(56,914,484)

Net increase/decrease	(21,486,429)	(25,172,148)

4. Investment transactions

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2010 were as follows:

Fund name	Purchases	Sales

AARP Aggressive Fund	$10,332,760	$6,137,547
AARP Moderate Fund	18,880,851	10,874,293
AARP Conservative Fund	13,018,043	4,769,711
AARP Income Fund	7,864,362	2,519,651

5. Federal income tax information

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These

Notes to Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	43

Notes to Financial Statements (continued)

differences are attributable to the differing treatments for the deferral of losses on wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009, was as follows:

	Distributions paid from

	2010			2009

Fund Name	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total

AARP Aggressive Fund	$561,674	$–	$561,674	$555,114	$206,928	$762,042
AARP Moderate Fund	1,219,288	–	1,219,288	1,188,700	267,885	1,456,585
AARP Conservative Fund	754,097	–	754,097	627,443	57,915	685,358
AARP Income Fund	623,189	–	623,189	477,924	20,704	498,628
AARP Money Market Fund	26,191	–	26,191	930,003	–	930,003

The table below shows distribution requirements the Funds must satisfy under the income tax regulations. In addition the table shows losses the Funds may be able to offset against income and gains realized in future years as well as unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following year.

Fund Name	Undistributed net investment income	Undistributed long-term gain	Accumulated loss carryforward	Post October losses deferred	Net unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes

AARP Aggressive Fund	$20	$15,360	$–	$–	$(4,404,239)
AARP Moderate Fund	52	–	(202,416)	–	(3,821,740)
AARP Conservative Fund	17	4,949	–	–	12,376
AARP Income Fund	9	39,850	–	–	798,096
AARP Money Market Fund	1,899	–	(246)	(71)	–

Capital Loss Carryforwards by fund:

	Expiration Dates

	2017	2018	Total

AARP Moderate Fund	$84,326	$118,090	$202,416
AARP Money Market Fund	246	–	246

AARP Aggressive Fund and AARP Conservative Fund used capital loss carryforwards of $41,478 and $27,947, respectively, to offset taxable gains realized during the year ended June 30, 2010. Due to the liquidation of the

AARP Funds and AARP Portfolios on or before October 1st, 2010, some or all of the capital loss carryforwards will expire on liquidation date.

44	AARP FUNDS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Fund name	Federal tax cost of securities	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)

AARP Aggressive Fund	$34,283,022	$350,594	$(4,754,833)	$(4,404,239)
AARP Moderate Fund	54,365,820	1,649,999	(5,471,739)	(3,821,740)
AARP Conservative Fund	28,487,194	12,376	–	12,376
AARP Income Fund	18,978,558	798,096	–	798,096
AARP Money Market Fund	30,450,349	–	–	–

6. Fees and other transactions with affiliates

ADVISER AND SUB-ADVISER FEES

The Trust has an investment advisory agreement with AARP Financial, which delegates to AARP Financial the responsibility to manage the investment activities of the Funds, including the overall investment program of the Funds. AARP Financial is also responsible for overseeing the Funds’ (other than the Money Market Fund’s) sub-adviser, SSgA Funds Management, Inc. (“SSgA FM”), which rebalances the applicable Funds under the direction of AARP Financial and manages the day-to-day investments of the AARP Portfolios’ assets. Each Fund (other than the Money Market Fund) pays to AARP Financial an annual fee of 0.01% of its average daily net assets. AARP Financial pays SSgA FM for its subadvisory services out of these fees. Through November 1, 2010, AARP Financial has contractually agreed to waive its fees and/or reimburse expenses to keep the total annual operating expenses of the Funds, including the consideration of the Funds’ pro-rata or allocated share of expenses of the AARP Portfolios and, as appropriate, State Street Portfolio at 0.50% of average daily net assets (at 0.30% with respect to AARP Money Market Fund). The expense reimbursement amount payable by AARP Financial will be dependent on the actual expenses of the Funds and the Portfolios.

Under the Money Market Fund’s investment advisory agreement, no fee is payable to AARP Financial at any time the Fund is invested in a master-feeder structure, such as the State Street Portfolio. The State Street Portfolio has retained SSgA FM as the investment adviser to the Portfolio. For its services, SSgA FM receives a fee at the rate of 0.10% of the portfolio’s average daily net assets, which is paid from the assets of the Fund.

For the year ended June 30, 2010, AARP Financial contractually waived/reimbursed the following fees for the AARP Funds:

Fund name	Adviser fee waiver	Reimbursement of other operating expenses

AARP Aggressive Fund	$2,920	$253,849
AARP Moderate Fund	4,864	265,552
AARP Conservative Fund	2,431	200,551
AARP Income Fund	1,610	176,956
AARP Money Market Fund	–	294,909

Notes to Financial Statements	AARP FUNDS 2010 ANNUAL REPORT	45

ADMINISTRATION FEES

As the Funds’ administrator, AARP Financial provides the Funds with general administrative services associated with the day-to-day operations of the Funds and monitors and coordinates the activities of the other service providers to the Funds. For its administrative services, AARP Financial receives an annual fee of 0.035% of each Fund’s average daily net assets.

The Administration agreement between AARP Financial and the Funds can be terminated on sixty (60) days prior written notice.

SUB-ADMINISTRATION, TRANSFER AGENCY AND CUSTODIAN FEES

State Street Bank and Trust Company (“State Street”) acts as the subadministrator, transfer agent, custodian and fund accounting agent for the Funds. State Street is a subsidiary of State Street Corporation and an affiliate of SSgA FM. Effective June 1, 2010 there was an amendment to each of (i) the Sub-Administration Agreement dated December 30, 2005 between AARP Financial Incorporated (“AFI”) and State Street Bank and Trust Company (“State Street”) with respect to AARP Funds and (ii) the Sub-Administration Agreement dated December 30, 2005 between AFI and State Street with respect to AARP Portfolios (together, the “Agreements”). The monthly payable under the agreement changed from an asset based to a per fund fee. The monthly fee for the 8 AARP Funds and Portfolio will be $25,000 per month and the fee will be prorated for partial months and any fund terminations. Shareholders of the AARP Funds will not be bearing this increase in expenses as it will be borne by AFI. The Sub-Administration agreement between State Street and AARP Financial can be terminated by either party on sixty (60) days prior written notice. Under the terms of the transfer agency agreement, each Fund pays to State Street an annual fee at the rate of 0.135% of the first $5 billion of the Funds’ average daily net assets and then a decreasing rate for average daily net assets above that level, plus out-of-pocket expenses. State Street has in turn delegated the provision of transfer agency services to its affiliate, Boston Financial Data Services, Inc. Under the terms of the custody agreement, each Fund pays to State Street an annual fee of $15,000, plus out-of-pocket expenses.

TRUSTEE COMPENSATION

The Trust is supervised by a Board of Trustees, (the “Board”). The Board represents the interests of the Funds and their shareholders. The Board meets periodically throughout the year to oversee the Funds’ activities. The Board consists of four “Independent Trustees” and one trustee who is affiliated with the Investment Adviser to the Funds (“Interested Trustee”). The Interested Trustee and Officers of the Trust do not receive any compensation from the Funds for their service on the Board. The compensation of the Independent Trustees consists of an

46	AARP FUNDS 2010 ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (continued)

annual retainer. Compensation paid by the Funds to the Independent Trustees is included in the Funds’ Statements of Operations. The aggregate compensation paid to the Trustees by the Trust was $100,000 for the reporting period.

INVESTMENTS IN THE FUNDS

AARP, the indirect parent company of AARP Financial, Inc. (“AARP Financial”), the investment adviser to the Funds, has made investments in the AARP Aggressive Fund, the AARP Moderate Fund and the AARP Conservative Fund, with values at June 30, 2010 of $34,759, $36,907 and $39,952, respectively. AARP Financial has made an investment in the AARP Income Fund, with a value at June 30, 2010 of $93,630. There were no purchases or sales by AARP Services, Inc., during July 1, 2009 to June 30, 2010.

In addition, to receive an investment return and to manage their working capital, AARP and AARP Financial, in the normal course of business, have made investments in the AARP Money Market Fund, with a value at June 30, 2010 of $13,562,337.

If AARP Financial or AARP decide in the future to withdraw all or a portion of these investments, Management of the Funds believes there would be no material impact on the operations or returns of the Money Market Fund.

Report of Independent Registered Public Accounting Firm	AARP FUNDS 2010 ANNUAL REPORT	47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of AARP Funds:

We have audited the accompanying statements of assets and liabilities of AARP Aggressive Fund, AARP Moderate Fund, AARP Conservative Fund, AARP Income Fund, and AARP Money Market Fund, each a series of AARP Funds (the Funds), including the portfolios of investments, as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and transfer agent of the underlying portfolios, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AARP Aggressive Fund, AARP Moderate Fund, AARP Conservative Fund, AARP Income Fund, and AARP Money Market Fund as of June 30, 2010, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 1 to the financial statements, the Funds’ Board of Trustees has decided to cease operations and liquidate the fund no later than October 1, 2010. Our opinion has not been modified in respect to this matter.

Boston, Massachusetts

August 25, 2010

48	AARP FUNDS 2010 ANNUAL REPORT	AARP Funds—Supplemental Information

AARP Funds –

Supplemental Information

2010 U.S. Tax Distribution Information to Shareholders

Corporate Dividends Received Deduction. For the year ended June 30, 2010, a percentage of dividends distributed by the Funds listed below qualifies for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentages

AARP Aggressive Fund	50.24%
AARP Moderate Fund	25.74%
AARP Conservative Fund	12.05%
AARP Income Fund	–
AARP Money Market Fund	–

Qualified Dividend Income. The amount of dividends distributed by the Funds during the fiscal year ended June 30, 2010, are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. These amounts and corresponding percentage of dividends paid are as follows:

Fund	Percentage of Dividends Paid	Amounts

AARP Aggressive Fund	70.86%	$398,023
AARP Moderate Fund	37.71%	459,817
AARP Conservative Fund	17.08%	128,776
AARP Income Fund	–	–
AARP Money Market Fund	–	–

Proxy voting policies, procedures and record

Both a description of the policies and procedures that AARP Financial uses to determine how to vote proxies on behalf of the Funds and the AARP Portfolios relating to portfolios securities and information regarding how AARP Financial voted proxies related to portfolio securities during the most recent fiscal year ended June 30 is available on our web site at www.aarpfinancial.com and, without charge, upon request, by calling us at 1-800-958-6457. Such information for the AARP Funds is also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

AARP Funds—Supplemental Information	AARP AARP FUNDS 2010 ANNUAL REPORT	49

Shareholder statements and reports

When we send financial reports, prospectuses and other regulatory materials to shareholders, we attempt to reduce the volume of mail you receive by sending one copy of these documents to two or more account holders who share the same address. However, if you wish to receive individual copies of materials, please contact us at 1-800-958-6457. Once we have received your instructions, we will begin sending individual copies for each account within 30 days. These materials are also available on our website at www.aarpfinancial.com.

Statement regarding availability of quarterly fund schedule

The Funds and the AARP Portfolios file complete schedules of investments with the SEC for the quarters ended September 30 and March 31 of each fiscal year on Form N-Q which are available on the Funds’ website, www.aarpfunds.com and the SEC’s website at www.sec.gov. Additionally, the Funds’ and the AARP Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. For information on the Public Reference Room, call 1-800-SEC-0330.

50	AARP FUNDS 2010 ANNUAL REPORT	About the Funds’ Board of Trustees and Officers

About the Funds’ Board of Trustees and Officers (unaudited)

The Board of Trustees (“Board”) of the AARP Funds oversee the operation and management the Funds.

The Board is comprised of one interested trustee and four trustees who are independent, meaning that they are not “interested persons” of AARP Funds for purposes of the Investment Company Act. Put simply, this means that they do not have material affiliations with AARP Funds, AARP Financial or SSgA FM apart from the personal investments they may have made in AARP Funds as private individuals.

Our independent board members bring distinguished backgrounds in business, academia and public service to their task of working with AARP Funds officers to establish policies and oversee the activities of the Funds.

The table below includes information about the trustees and officers of the Trust, including their:

•	business addresses;

•	ages;

•	principal occupations during the past five years; and

•	other directorships of publicly traded companies or funds.

Shareholders may communicate with the Board and officers by sending written correspondence to AARP Funds c/o the Funds’ Secretary, 650 F Street NW, Washington, D.C. 20004.

Trustees and Officers

Name, Address and Age	Position(s) with the Trust and Term of Office(1)	Principal Occupation(s) During Past 5 Years	Number of Funds and Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

Independent Trustees

PETER C. CLAPMAN c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 74	Chairman of the Board and Trustee since 2005	Consultant, governance advisory services (July 2005–present); Director, National Association of Corporate Directors (non-profit private director education) (January 2005–present); Head of U.S. operations, Governance for Owners (governance services and consulting) (June 2005–present); Member, NASDAQ Listing Council (2005–present); and Senior Vice President and Chief Counsel, TIAA-CREF (financial services, pension and investment products) (1972–July 2005).	8	Director, iPass, Inc. (February 2007–present).

About the Funds’ Board of Trustees and Officers	AARP FUNDS 2010 ANNUAL REPORT	51

Name, Address and Age	Position(s) with the Trust and Term of Office(1)	Principal Occupation(s) During Past 5 Years	Number of Funds and Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee

RICHARD M. REILLY c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 72	Trustee since 2006	Self-Employed Consultant (November 2002–present); Trustee, International Foundation for Retirement Education (InFRE) (September 2006–present); Senior Vice President, Allmerica Financial Corp. (financial services holding company) (November 2001–November 2002); and President, Allmerica Financial Services (investments/insurance) (1995–November 2001).	8	None.

ELLEN B. SAFIR, CFA c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 65	Trustee since 2006	Chief Executive Officer, New Century Advisors, LLC (registered investment adviser) (2002–present); President, CFA Society of Washington, DC (July 2007–June 2008); Member, Investment Committee, United States Holocaust Memorial Museum (June 1997–present); and Managing Director, Fixed Income and Currencies, Howard Hughes Medical Institute (medical research) (1986–2002).	8	None.

LYNN E. TURNER c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 58	Trustee since 2005	Trustee, Colorado Public Employees Retirement Association (COPERA) (August 2007–present); Managing Director/Senior Advisor, LECG (forensic accounting) (May 2009–present); Managing Director/Senior Advisor, Kroll Inc. (forensic accounting) (July 2003–March 2009); Managing Director of Research, Glass Lewis & Co. LLC (financial and proxy research) (July 2003–June 2007); Professor, Colorado State University (August 2001–June 2003); and Chief Accountant, Securities and Exchange Commission (July 1998–August 2001).	8	Director, Guidance Software, Inc. (April 2007–February 2008); Director, Sun Microsystems, Inc. (November 2003–October 2006).

Interested Trustee

ROBERT R. HAGANS, JR.(3) c/o AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 55	Trustee since 2008	Chief Financial Officer, AARP (2001–present); Director, AARP Financial Incorporated (2007–2008); and Director, Boys and Girls Club of America (2008–present).	8	Treasurer and Director, Industrial Bank, NA (2000–present)

(1)	Each trustee may serve until his/her death, resignation, removal, retirement or declaration of incompetence by a court of appropriate jurisdiction.

(2)	The “Fund Complex” consists of the five Funds discussed in this report, and three series of AARP Portfolios, which are not offered to the public for investment.

(3)	Mr. Hagans is considered an interested trustee due to his position as Chief Financial Officer of AARP.

52	AARP FUNDS 2010 ANNUAL REPORT	About the Funds’ Board of Trustees and Officers

About the Funds’ Board of Trustees

and Officers (continued)

Name, Address and Age	Position(s) with the Trust and Term of Office	Principal Occupation(s) During Past 5 Years

Officers

RICHARD M. HISEY, CFA AARP Financial Incorporated Two Highwood Drive, 2nd Floor, Tewksbury MA 01876 Age: 51	President	President, AARP Financial Incorporated (May 2008–February 2010); Chief Investment Officer, AARP Financial Incorporated (April 2006– February 2010); Executive Vice President and Chief Investment Officer, Cole Management, Incorporated (venture capital firm) (2005–2006); Senior Vice President, MFS Investment Management and Treasurer and Chief Financial Officer, MFS Group of Mutual Funds (2002–2005); and Senior Vice President, The Bank of New York (2000–2002).

JEFFREY J. GABOURY AARP Financial Incorporated Two Highwood Drive, 2nd Floor, Tewksbury MA 01876 Age: 41	Treasurer	Assistant Treasurer, AARP Financial Incorporated (May 2008–November 2008); Deputy Treasurer, Lord, Abbett & Co. LLC (June 2006–April 2008); Treasurer and Chief Financial Officer of the New York Life Investment Management Group of Mutual Funds (December 2004–December 2005); and Director of Compliance, Investors Bank & Trust Company (August 1996–November 2004).

SUSAN KIRKPATRICK AARP Financial Incorporated Two Highwood Drive, 2nd Floor, Tewksbury, MA 01876 Age: 44	Chief Compliance Officer	Chief Compliance Officer, AARP Financial Incorporated (November 2007–present); Director of Compliance, AARP Financial Incorporated (December 2005–November 2007); Chief Compliance Officer, Grail Partners (investment banking) (March 2005–December 2005); Director, Devonshire Financial Group (consulting) (September 2004–December 2005); and Director, NewRiver, Inc. (electronic delivery of compliance documents) (July 1999–September 2004).

MARC DUFFY AARP Financial Incorporated 650 F Street, N.W., Washington, DC 20004 Age: 52	Secretary	Associate General Counsel, AARP Financial Incorporated (August 2006–present); Assistant General Counsel, E*TRADE Financial Corporation (January 2004–August 2006); and Assistant General Counsel, Legg Mason Wood Walker, Incorporated (September 1999–January 2004).

Additional information about AARP Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 1-800-958-6457.

STATE STREET MONEY MARKET PORTFOLIO	53

State Street Money Market Portfolio Semi-Annual Report

June 30, 2010 (unaudited)

54	STATE STREET MONEY MARKET PORTFOLIO	Expense Example

Expense Example (unaudited)

As a shareholder of the State Street Money Market Portfolio (the “Portfolio”), you incur ongoing costs, which include costs for portfolio management and administrative services, among others. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2010 to June 30, 2010.

The table below illustrates your Portfolio’s costs in two ways:

•

Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.

•

Based on hypothetical 5% return. This section is intended to help you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

*	The calculations are based on expenses incurred in the most recent six month period of the Portfolio. The annualized average weighted expense ratio as of June 30, 2010 was 0.12%. The dollar amounts shown as “Expenses Paid “are equal to the annualized average weighted expense ratio multiplied by the average account value over the period, multiplied by 181/365 (the most recent six month period).

Six Months Ended June 30, 2010	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During Period*
Based on Actual Portfolio Return	$1,000.00	$1,000.70	$0.60

Based on Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	$0.60

Portfolio Statistics	STATE STREET MONEY MARKET PORTFOLIO	55

Portfolio Statistics (unaudited)

Portfolio Composition*	June 30, 2010
Yankee Certificates of Deposit	39.7%
Repurchase Agreements	31.9
Commercial Paper	15.1
Eurodollar Certificates of Deposit	6.6
Bank Notes	4.3
Time Deposit	1.3
U.S. Government Agency Obligations	0.9
Corporate Obligation	0.2
Other Assets In Excess of Liabilities	0.0
Total	100.0%

Maturity Ladder*	June 30, 2010
Overnight (1 Day)	33.2%
2-30 Days	33.8
31-60 Days	14.5
61-90 Days	14.4
Over 90 Days	4.1
Total	100.0%

Average days to maturity	29

*	As a percentage of net assets as of the date indicated. The Portfolio’s composition will vary over time.

56	STATE STREET MONEY MARKET PORTFOLIO	Portfolio of Investments

Portfolio of Investments June 30, 2010 (unaudited)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost
COMMERCIAL PAPER – 15.1%
Asset Backed Commercial Paper Credit Arbitrage – 2.6%
Aspen Funding Corp.(a)	0.274%	07/06/2010	$175,000,000	$174,993,437
Solitaire Funding LLC(a)	0.304%	07/08/2010	112,000,000	111,993,467
Solitaire Funding LLC(a)	0.315%	07/16/2010	95,000,000	94,987,729
Solitaire Funding LLC(a)	0.315%	07/19/2010	60,000,000	59,990,700
Solitaire Funding LLC(a)	0.365%	08/02/2010	30,000,000	29,990,400
Solitaire Funding LLC(a)	0.589%	09/15/2010	30,000,000	29,963,267

				501,919,000

Asset Backed Commercial Paper Hybrid – 1.9%
Argento Variable Funding Company LLC(b)	0.340%	07/26/2010	115,000,000	114,972,847
Cancara Asset Securitisation LLC(a)	0.508%	08/05/2010	65,000,000	64,968,403
Cancara Asset Securitisation LLC(a)	0.508%	08/16/2010	185,000,000	184,881,806

				364,823,056

Asset Backed Commercial Paper Receivables and Securities – 3.1%
Gemini Securitization Corp.(a)	0.260%	07/06/2010	250,000,000	249,990,972
Royal Park Investments Funding Corp.(a)	0.183%	08/03/2010	85,000,000	84,968,833
Straight-A Funding (Series 1)(a)	0.396%	08/03/2010	251,589,000	251,499,057

				586,458,862

Bank Domestic – 0.5%
JPMorgan Chase & Co.	0.210%	07/06/2010	100,000,000	99,997,083
Bank Foreign – 4.5%
Australia & New Zealand Banking Group Ltd. (Next Rate Reset Date: 07/26/2010)(a)(c)	0.397%	11/23/2010	45,000,000	45,000,000
Commonwealth Bank of Australia(a)	0.274%	07/06/2010	256,000,000	255,990,400
DnB NOR Bank ASA(a)	0.452%	09/23/2010	450,000,000	449,532,750
Nordea North America, Inc./DE	0.300%	08/03/2010	100,000,000	99,972,500

				850,495,650

Finance Non-Captive Diversified – 2.5%
General Electric Capital Corp.	0.250%	07/22/2010	100,000,000	99,985,417
General Electric Capital Corp.	0.274%	07/28/2010	120,000,000	119,975,700
General Electric Capital Corp.	0.280%	08/05/2010	225,000,000	224,938,750
General Electric Capital Corp.	0.530%	10/13/2010	39,000,000	38,941,413

				483,841,280

TOTAL COMMERCIAL PAPER				2,887,534,931

EURO CERTIFICATES OF DEPOSIT – 6.6%
Bank Foreign – 6.6%
Australia & New Zealand Banking Group Ltd.	0.460%	09/20/2010	125,000,000	125,005,614
ING Bank NV	0.330%	08/03/2010	100,000,000	100,000,000
ING Bank NV	0.340%	08/16/2010	150,000,000	150,000,000
ING Bank NV	0.500%	08/18/2010	200,000,000	200,000,000
ING Bank NV	0.390%	09/01/2010	150,000,000	150,000,000
ING Bank NV	0.540%	09/27/2010	200,000,000	200,000,000
National Australia Bank Ltd.	0.463%	09/22/2010	200,000,000	200,001,152
National Australia Bank Ltd.	0.470%	10/04/2010	150,000,000	150,000,000

TOTAL EURO CERTIFICATES OF DEPOSIT				1,275,006,766

Portfolio of Investments	STATE STREET MONEY MARKET PORTFOLIO	57

Portfolio of Investments June 30, 2010 (unaudited) (continued)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost

YANKEE CERTIFICATES OF DEPOSIT – 39.7%
Bank Foreign – 39.7%
Bank of Montreal/Chicago	0.270%	07/07/2010	$95,000,000	$95,000,000
Bank of Montreal/Chicago	0.290%	07/21/2010	100,000,000	100,000,000
Bank of Montreal/Chicago	0.280%	07/27/2010	150,000,000	150,000,000
Bank of Nova Scotia	0.270%	07/06/2010	400,000,000	400,000,000
Bank of Nova Scotia/Houston	0.380%	09/23/2010	100,000,000	100,000,000
Bank of Nova Scotia/Houston (Next Rate Reset Date: 08/16/2010)(c)	0.436%	06/16/2011	38,000,000	38,000,000
Barclays Bank PLC NY	0.300%	07/16/2010	300,000,000	300,000,000
Barclays Bank PLC NY (Next Rate Reset Date: 07/20/2010)(c)	0.468%	10/20/2010	450,000,000	450,000,000
Barclays Bank PLC NY (Next Rate Reset Date: 07/06/2010)(c)	0.771%	12/03/2010	100,000,000	100,000,000
BNP Paribas NY	0.310%	07/21/2010	500,000,000	500,000,000
BNP Paribas NY	0.270%	08/02/2010	200,000,000	200,000,000
Credit Agricole Corporate and Investment Bank NY	0.590%	08/24/2010	250,000,000	250,000,000
Credit Agricole Corporate and Investment Bank NY (Next Rate Reset Date: 07/06/2010)(c)	0.451%	03/03/2011	200,000,000	200,000,000
Deutsche Bank AG NY	0.300%	07/19/2010	100,000,000	100,000,000
Deutsche Bank AG NY	0.510%	09/15/2010	100,000,000	100,000,000
DnB NOR Bank ASA NY	0.400%	08/13/2010	100,000,000	100,000,000
DnB NOR Bank ASA NY (Next Rate Reset Date: 07/06/2010)(c)	0.441%	03/03/2011	90,000,000	90,000,000
Lloyds TSB Bank PLC NY	0.550%	09/23/2010	200,000,000	200,000,000
Lloyds TSB Bank PLC NY	0.550%	09/24/2010	200,000,000	200,000,000
National Australia Bank Ltd.	0.220%	07/02/2010	300,000,000	300,000,000
National Australia Bank Ltd.	0.410%	09/16/2010	150,000,000	150,000,000
Nordea Bank Finland PLC NY	0.500%	10/25/2010	100,000,000	100,000,000
Rabobank Nederland NV NY	0.250%	07/19/2010	200,000,000	200,000,000
Royal Bank of Canada NY	0.220%	07/15/2010	100,000,000	100,000,000
Royal Bank of Canada NY	0.420%	09/29/2010	500,000,000	500,000,000
Royal Bank of Scotland PLC/Greenwich CT	0.500%	08/19/2010	150,000,000	150,000,000
Royal Bank of Scotland PLC/Greenwich CT	0.440%	09/03/2010	300,000,000	300,000,000
Royal Bank of Scotland PLC/Greenwich CT (Next Rate Reset Date: 07/21/2010)(c)	0.455%	10/18/2010	200,000,000	200,000,000
Societe Generale NY	0.300%	07/09/2010	100,000,000	100,000,000
Societe Generale NY	0.250%	07/12/2010	200,000,000	200,000,000
Societe Generale NY	0.300%	08/06/2010	200,000,000	200,000,000
Societe Generale NY (Next Rate Reset Date: 07/14/2010)(c)	0.450%	01/14/2011	54,000,000	54,000,000
Societe Generale NY (Next Rate Reset Date: 07/06/2010)(c)	0.451%	03/03/2011	250,000,000	250,000,000
Svenska Handelsbanken NY	0.300%	07/28/2010	300,000,000	300,000,000
Svenska Handelsbanken NY	0.440%	08/19/2010	100,000,000	100,000,000
Svenska Handelsbanken NY	0.480%	09/22/2010	150,000,000	150,000,000

58	STATE STREET MONEY MARKET PORTFOLIO	Portfolio of Investments

Portfolio of Investments June 30, 2010 (unaudited) (continued)

Name of Issuer and Title of Issue	Interest Rate	Maturity Date	Principal Amount	Amortized Cost

YANKEE CERTIFICATES OF DEPOSIT (continued)
Bank Foreign (continued)
The Toronto-Dominion Bank NY	0.270%	08/18/2010	$35,000,000	$35,000,000
The Toronto-Dominion Bank NY (Next Rate Reset Date: 07/06/2010)(c)	0.351%	11/05/2010	24,000,000	24,000,000
The Toronto-Dominion Bank NY (Next Rate Reset Date: 07/09/2010)(c)	0.350%	12/09/2010	30,000,000	30,000,000
The Toronto-Dominion Bank NY (Next Rate Reset Date: 07/06/2010)(c)	0.351%	02/04/2011	50,000,000	50,000,000
The Toronto-Dominion Bank NY (Next Rate Reset Date: 07/12/2010)(c)	0.350%	03/10/2011	44,000,000	44,000,000
UBS AG/Stamford	0.555%	09/20/2010	400,000,000	400,000,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT				7,610,000,000

BANK NOTES – 4.3%
Bank Domestic – 1.8%
Bank of America NA/Charlotte NC	0.300%	07/22/2010	170,000,000	170,000,000
Bank of America NA/Charlotte NC (Next Rate Reset Date: 07/27/2010)(c)	0.447%	01/27/2011	171,000,000	171,000,000
Bank of America NA/Charlotte NC (Next Rate Reset Date: 07/22/2010)(c)	0.557%	05/20/2011	8,526,000	8,526,000

				349,526,000

Bank Foreign – 2.5%
Commonwealth Bank of Australia (Next Rate Reset Date: 07/27/2010)(b)(c)	0.321%	07/27/2011	31,000,000	31,000,000
Nordea Bank AB (Next Rate Reset Date: 08/18/2010)(b)(c)	0.475%	07/18/2011	174,000,000	174,000,000
Rabobank Nederland (Coop Cent Raiffeisen – Boerenleenbank B.A.) (Next Rate Reset Date: 08/16/2010)(b)(c)	0.436%	06/16/2011	107,000,000	107,000,000
Svenska Handelsbanken (Next Rate Reset Date: 07/15/2010)(b)(c)	0.333%	02/11/2011	123,000,000	123,000,000
Svenska Handelsbanken (Next Rate Reset Date: 08/09/2010)(b)(c)	0.404%	07/11/2011	40,000,000	40,000,000

				475,000,000

TOTAL BANK NOTES				824,526,000

CORPORATE OBLIGATION – 0.2%
Bank Foreign – 0.2%
Westpac Banking Corp. (Next Rate Reset Date: 07/28/2010)(c)	0.324%	07/28/2011	35,000,000	35,000,000

TOTAL CORPORATE OBLIGATION				35,000,000

U.S. GOVERNMENT AGENCY OBLIGATIONS – 0.9%
Sovereign – 0.9%
Fannie Mae(c)	0.188%	07/13/2010	100,000,000	100,000,000
Freddie Mac (Next Rate Reset Date: 07/12/2010)(c)	0.094%	11/10/2010	80,000,000	80,000,000

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS				180,000,000

Portfolio of Investments	STATE STREET MONEY MARKET PORTFOLIO	59

Portfolio of Investments June 30, 2010 (unaudited) (continued)

	Interest Rate	Maturity Date	Principal Amount	Market Value
REPURCHASE AGREEMENTS – 31.9%
Agreement with Bank of America Securities, LLC and The Bank of New York, Inc. (Tri-Party), dated 06/30/10 (collateralized by Federal Home Loan Bank 0.000% due 07/06/10 - 09/22/10, a Federal Home Mortgage Corporation 4.375% due 07/17/15 and Federal National Mortgage Association 0.000% - 2.375% due 09/22/10 - 07/28/15 valued at $141,780,826); proceeds $139,000,193	0.050%	07/01/2010	$139,000,000	$139,000,000

Agreement with Barclays Capital, Inc. and The Bank of New York, Inc. (Tri-Party), dated 06/30/10 (collateralized by a U.S. Treasury Bill 0.000% due 08/12/10, U.S. Treasury Bond 4.500% - 8.750% due 08/15/20 - 08/15/39 and U.S. Treasury Note 0.750% - 4.500% due 11/15/10 - 10/31/13 valued at $2,320,500,037); proceeds $2,275,000,632	0.010%	07/01/2010	2,275,000,000	2,275,000,000

Agreement with BNP Paribas Securities Corp. and The Bank of New York, Inc. (Tri-Party), dated 06/30/10 (collateralized by U.S. Treasury Note 1.000% - 3.625% due 04/30/12 - 08/15/19 valued at $2,550,000,054); proceeds $2,500,000,694	0.010%	07/01/2010	2,500,000,000	2,500,000,000

Agreement with Citigroup Global Markets, Inc. and The Bank of New York, Inc. (Tri-Party), dated 06/30/10 (collateralized by Federal Home Mortgage Corporation 0.000% - 6.000% due 12/15/19 - 12/15/39 and Federal National Mortgage Association 0.677% - 6.000% due 06/25/19 - 06/25/40 valued at $612,000,000); proceeds $600,001,333	0.080%	07/01/2010	600,000,000	600,000,000

Agreement with Morgan Stanley and Co., Inc. and The Bank of New York, Inc. (Tri-Party), dated 06/30/10 (collateralized by Federal Home Mortgage Corporation 4.500% - 8.000% due 12/01/13 - 06/01/40 and Federal National Mortgage Association 5.000% - 8.500% due 05/01/16 - 07/01/37 valued at $612,169,904); proceeds $600,000,667	0.040%	07/01/2010	600,000,000	600,000,000

TOTAL REPURCHASE AGREEMENTS				6,114,000,000

60	STATE STREET MONEY MARKET PORTFOLIO	Portfolio of Investments

Portfolio of Investments June 30, 2010 (unaudited) (continued)

	Interest Rate	Maturity Date	Shares	Market Value

TIME DEPOSIT – 1.3%
Bank Domestic – 1.3%
Wells Fargo Bank NA	0.010%	07/01/2010	240,882,000	$240,882,000

TOTAL TIME DEPOSIT				240,882,000

TOTAL INVESTMENTS(d)† – 100.0%				19,166,949,697
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.00%				2,597,624

NET ASSETS – 100.0%				$19,169,547,321

(a)

Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund’s Portfolio Manager has deemed this security to be liquid based upon procedures approved by the Board of Trustees. These securities represent $2,088,751,221 or 10.90% of net assets as of June 30, 2010.

(b)

Security subject to restrictions on resale under federal securities laws, which may only be resold upon registration under the Securities Act of 1933, as amended (“1933 Act”) or in transactions exempt from registration, including sales to qualified institutional buyers pursuant to Rule 144A of the 1933 Act. The Portfolio does not have the right to demand that this security be registered. These securities represent $589,972,847 or 3.08% of net assets as of June 30, 2010.

(c)	Variable Rate Security – Interest Rate is in effect as of June 30, 2010.

(d)	Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)

†	See Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

Financial Statements	STATE STREET MONEY MARKET PORTFOLIO	61

Statement of Assets and Liabilities June 30, 2010 (unaudited)

Assets
Investments in unaffiliated issuers, at amortized cost (Note 2)	$13,052,949,697
Repurchase Agreements, at market value and cost (Note 2)	6,114,000,000

Total investments	19,166,949,697
Cash	661
Interest receivable	4,239,225
Prepaid expense and other assets	42,526

Total assets	19,171,232,109
Liabilities
Investment securities purchased	–
Management fee (Note 3)	1,404,674
Administration and custody fees (Note 3)	239,679
Professional fees	27,349
Trustee’s fees (Note 4)	–
Accrued expenses and other liabilities	13,086

Total liabilities	1,684,788

Net Assets	$19,169,547,321

Statement of Operations Six Months Ended June 30, 2010 (unaudited)

Investment Income
Interest	$22,961,224

Expenses
Management fees (Note 3)	8,561,803
Administration and custody fees (Note 3)	1,423,288
Professional fees	15,605
Trustee’s fees (Note 4)	29,611
Printing fees	3,204
Other expenses	32,495

Total expenses	10,066,006

Net Investment Income	$12,895,218

Realized Loss
Net realized loss on investments	$(42,500)

Net Increase in Net Assets Resulting from Operations	$12,852,718

See Notes to Financial Statements.

62	STATE STREET MONEY MARKET PORTFOLIO	Financial Statements

Statements of Changes in Net Assets

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$12,895,218	$48,751,157
Net realized gain (loss) on investments	(42,500)	37,660

Net increase in net assets from operations	12,852,718	48,788,817

Capital Transactions:
Contributions	25,854,797,418	26,809,693,228
Withdrawals	(22,186,183,967)	(19,976,306,032)
Net increase in net assets from capital transactions	3,668,613,451	6,833,387,196

Net Increase in Net Assets	3,681,466,169	6,882,176,013

Net Assets
Beginning of period	15,488,081,152	8,605,905,139

End of period	$19,169,547,321	$15,488,081,152

Financial Highlights

		Ratios to Average Net Assets			Net Assets End of Period (000s omitted)
Period Ended December 31,	Total Return(a)	Gross Operating Expenses	Net Operating Expenses	Net Investment Income
2010*	0.07%	0.12%**	0.12%**	0.15%**	$19,169,547
2009	0.52%	0.12%	0.11%(b)	0.46%(b)	15,488,081
2008	2.75%	0.12%	0.10%	2.79%	8,605,905
2007	5.30%	0.12%	0.10%	5.14%	6,918,263
2006	5.09%	0.13%	0.10%	5.08%	6,197,117
2005	3.31%	0.14%	0.10%	3.33%	1,639,871

(a)	Results represent past performance and are not indicative of future results. Total return for periods of less than one year are not annualized.

(b)	Results reflect the effect of expense waivers. Without these waivers, net investment income would have been 0.01% lower.

*	For the six months ended June 30, 2010 (Unaudited).

**	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements	STATE STREET MONEY MARKET PORTFOLIO	63

Notes to Financial Statements (unaudited)

1. Organization

The State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. At June 30, 2010, the following Portfolios were in operation: the State Street Equity 500 Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Free Bond Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Money Market Portfolio, (the “Portfolio”). The Portfolio commenced operations on August 12, 2004. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to seek to maximize current income, to the extent consistent with the preservation of capital and liquidity by investing in dollar denominated securities.

2. Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

SECURITY VALUATION

As permitted under Rule 2a-7 of the 1940 Act and certain conditions therein, securities of the Portfolio are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.

The Portfolio adopted provisions surrounding Fair Value Measurements and Disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of

64	STATE STREET MONEY MARKET PORTFOLIO	Notes to Financial Statements

Notes to Financial Statements (continued) (unaudited)

those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of June 30, 2010, in valuing the Portfolio’s assets carried at fair value:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$–
Level 2 – Other Significant Observable Inputs	19,166,949,697
Level 3 – Significant Unobservable Inputs	–
Total Investments	$19,166,949,697

The type of inputs used to value each security under the provisions surrounding Fair Value Measurement and Disclosures is identified in its Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

The Portfolio adopted updated provisions surrounding Fair Value Measurements and Disclosures effective March 31, 2010. This update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

As of the period ended June 30, 2010, there were no securities transferred from Level 1 to Level 2 and no securities transferred from Level 2 to Level 1.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

Securities transactions are recorded on a trade date basis for financial statement purposes. Interest income is recorded daily on the accrual

Notes to Financial Statements	STATE STREET MONEY MARKET PORTFOLIO	65

basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily.

All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

FEDERAL INCOME TAXES

The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of December 31, 2009, and determined it does not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of June 30, 2010, tax years 2006 through 2009 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes.

REPURCHASE AGREEMENTS

A repurchase agreement customarily obligates the seller at the time it sells securities to a Portfolio to repurchase the securities at a mutually agreed upon price and time which, in the case of the Portfolio’s transactions, is generally within seven days. The total amount received by a Portfolio on repurchase is calculated to exceed the price paid by the Portfolio, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities, but may consist of other securities in which the Portfolio is permitted to invest. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Portfolio will seek to dispose of such securities; this action could involve costs or delays. In addition, the proceeds of any such disposition may be

66	STATE STREET MONEY MARKET PORTFOLIO	Notes to Financial Statements

Notes to Financial Statements (continued) (unaudited)

less than the amount the Portfolio is owed under the repurchase agreement. The Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

EXPENSE ALLOCATION

Certain expenses are applicable to multiple Portfolios. Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses of the Trust that are not directly attributed to a Portfolio are allocated among the Portfolios, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Portfolios can otherwise be made fairly.

USE OF ESTIMATES

The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates.

3. Related Party Fees

The Portfolio has entered into investment advisory agreements with the Adviser. The Adviser directs the investments of the Portfolio in accordance with its investment objectives, policies, and limitations. In compensation for the Adviser’s services as investment adviser, the Portfolio pays the Adviser an annual fee of 0.10% of the Portfolio’s average daily net assets.

State Street is the administrator, custodian and transfer agent for the Portfolio. In compensation for State Street’s services as administrator, custodian and transfer agent beginning February 1, 2007, the Trust pays State Street an annual fee, which is accrued daily and payable monthly at the applicable fee rate described below, of the following annual percentages of the Trust’s average aggregate daily net assets, exclusive of the Equity 500 Index Portfolio, during the month as follows:

Asset Levels	Annual percentage of average aggregate daily net assets

First $400 million	0.03%
Next $15 billion	0.02%
Thereafter	0.01%
Minimum annual fee per Portfolio	$150,000

Notes to Financial Statements	STATE STREET MONEY MARKET PORTFOLIO	67

4. Trustees’ Fees

The Trust pays each trustee who is not an officer or employee of SSgA FM or State Street $2,500 for each meeting of the Board of Trustees and an additional $500 for each telephonic meeting attended. The Trust also pays each trustee an annual retainer of $30,000. Each trustee is reimbursed for out-of-pocket and travel expenses.

5. Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements in unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

6. Subsequent Events

In accordance with provisions surrounding Subsequent Events adopted by the Portfolio, management has evaluated the possibility of subsequent events existing in the Portfolio’s financial statements. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements.

68	STATE STREET MONEY MARKET PORTFOLIO	General Information

General Information June 30, 2010 (unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures is available (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the website of the Securities Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Trustees and Executive Officers	STATE STREET MONEY MARKET PORTFOLIO	69

Trustees

Michael F. Holland

William L. Boyan

Rina K. Spence

Douglas T. Williams

James E. Ross

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Custodian

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, MA 02110

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Master Funds

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

70	AARP FUNDS 2007 ANNUAL REPORT	How to Contact Us

How to Contact Us

Telephone

Call 1-800-958-6457 weekdays from 8:00 am to 6:00 pm Eastern time, to speak directly with a courteous, knowledgeable representative. The following prompt choices are available when you dial the number above:

•	Financial Center Financial Advisors are available to answer investment questions relating to the AARP Funds.

•	Shareholder Services representatives can handle any account-related questions or transactions.

•	Automated Response System is available 24 hours a day, seven days a week to handle a wide range of account functions (as shown below).

Financial Center Financial Advisors

•	Speak with specially trained representatives to help you identify your goals, determine if you’re on track financially for retirement.

Shareholder Services representatives or our 24-hour Automated Response System

•	Receive general account information and service from our Shareholder Services representatives

•	Exchange shares

•	Initiate an electronic transfer to sell shares

•	Order duplicate statements

•	Check your account balance or share prices

•	Change your address of record (not available via the Automated Response System)

Mail

AARP Funds

P.O. Box 8035

Boston, MA 02266-8035

Overnight delivery

AARP Funds

c/o BFDS

30 Dan Road

Canton, MA 02021

Website

www.aarpfinancial.com

AARP Funds

P.O. Box 8035

Boston, MA 02266-8035

1-800-958-6457

www.aarpfinancial.com

© 2010 AARP Funds

ARP000840 02/28/11 ARP-AR-001-0810

Item 2.	Code of Ethics

(a)	AARP Funds (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and senior financial officer, including the principal financial officer, controller or principal accounting officer, or persons performing similar functions, regardless of whether these persons are employed by the Registrant or a third party.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Board of Trustees of the Registrant has determined that the Registrant has a member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	For the reporting period, the name of the audit committee financial expert was Lynn Turner. Mr. Turner was deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees – The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended June 30, 2010 and June 30, 2009 were $103,075 and $100,562.50, respectively.

(b)	Audit-Related Fees – The Registrant was not billed any fees by the independent registered public accounting firm for the fiscal years ended June 30, 2010 and June 30, 2009 for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(c)	Tax Fees – During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for tax compliance, tax advice, tax planning and tax return preparation were billed by the independent registered public accounting firm to the Registrant.

During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

During the fiscal years ended June 30, 2010 and June 30, 2009, the Registrant was billed $23,650 and $28,350, respectively by another accounting firm for tax compliance, tax advice, tax planning and tax return preparation.

During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by another accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(d)	All Other Fees – During the fiscal years ended June 30, 20109 and June 30, 2009, there were no fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

During the fiscal years ended June 30, 2010 and June 30, 2009, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant.

(e)(1)	Pre-Approval Policies and Procedures

It is the general policy of the Audit Committee not to approve non-audit services. In considering whether to approve non-audit services, the Audit Committee will consider the following:

(a)	whether the service is being performed principally for the Audit Committee;

(b)	the effects of the service, if any, on audit effectiveness or on the quality and timeliness of the Funds financial reporting process;

(c)	whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;

(d)	whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the Funds business and operations;

(e)	whether the role of those performing the service would be inconsistent with the Auditor’s role (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted);

(f)	whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management;

(g)	whether the auditors, in effect, would be auditing their own numbers;

(h)	whether the project must be started and completed very quickly and therefore is not a longer term relationship;

(i)	whether the audit firm has unique service expertise in the service that cannot be obtained from another service provider; and

(j)	the size of the fee(s) for the non-audit service(s).

(e)(2)	Percentage of Services.

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	No disclosures are required by this Item 4(f).

(g)	During the fiscal years ended June 30, 2010 and June 30, 2009, the aggregate non-audit fees billed by the Registrant’s independent registered public accounting firm for services rendered to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Board of Trustees has adopted procedures by which shareholders may recommend nominees to the Board. During the reporting period for this Form N-CSR, there were nomaterial changes were made to these procedures.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Code of Ethics referred to in Item 2 is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are attached hereto. (Ex-99.CERT)

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are attached hereto. (Ex-99.906CERT)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AARP FUNDS

By:	/S/ RICHARD M. HISEY
Richard M. Hisey
President (principal executive officer) of AARP Funds

Date:	August 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ RICHARD M. HISEY
Richard M. Hisey
President (principal executive officer) of AARP Funds

Date:	August 30, 2010

By:	/S/ JEFFREY J. GABOURY
Jeffrey J. Gaboury
Treasurer (principal financial officer) of AARP Funds

Date:	August 30, 2010